As filed with the Securities and Exchange Commission on August 17, 2001

                                                      Registration No. 333-49995
                                       Investment Company Act File No. 811-08749


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                      -------------------------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                        Pre-Effective Amendment No. ___                    / /

                       Post-Effective Amendment No.  4                     /X/

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /

                               AMENDMENT NO. 6                             /X/

                        (Check appropriate box or boxes)


                CAPSTONE SOCIAL ETHICS AND RELIGIOUS  VALUES FUND
               (Exact Name of Registrant as Specified in Charter)

                 5847 San Felipe, Suite 4100, Houston, TX 77057
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (713) 260-9000
                      -------------------------------------

                        --------------------------------

                     (Name and Address of Agent for Service)

                             Allan S. Mostoff, Esq.
                                     Dechert
                               1775 Eye Street, NW
                            Washington, DC 20006-2401



It is proposed that this filing will become effective October 31, 2001, 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND


Fixed Income Funds                  Equity Funds             International Fund

Money Market Fund              Large Cap Equity Fund         International Fund
Short-Term Bond Fund           Small Cap Equity Fund
Bond Fund

                                Managed Portfolios

                               Conservative Income Fund
                               Conservative Income and Growth Fund
                               Moderate Growth Fund



                                   PROSPECTUS

                                      2001









The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY AND FUND EXPENSES...................................
     About The Capstone Social Ethics and Religious Values Fund (SERV)..
     Money Market Fund..................................................
     Benchmark Funds....................................................
     Short-Term Bond Fund...............................................
     Bond Fund..........................................................
     Large Cap Equity Fund..............................................
     Small Cap Equity Fund..............................................
     International Fund.................................................
     Conservative Income Fund...........................................
     Conservative Income and Growth Fund................................
     Moderate Growth Fund...............................................
     Principal Risks....................................................
     Performance Information............................................
     Fees and Expenses..................................................


MANAGEMENT..............................................................

BUYING AND SELLING SHARES...............................................
     Purchasing Fund Shares.............................................
     Redeeming Fund Shares..............................................
     Exchanging Fund Shares.............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................

FINANCIAL HIGHLIGHTS....................................................

HOW TO GET MORE INFORMATION.............................................

                      RISK/RETURN SUMMARY AND FUND EXPENSES

About the Capstone Social Ethics and Religious Values Fund (SERV)

The Funds offered by SERV and described in this prospectus are as follows:

Fixed Income Funds         Domestic Equity Funds     International Fund
------------------         ---------------------     ------------------
Money Market Fund          Large Cap Equity Fund     International Fund
Short-Term Bond Fund       Small Cap Equity Fund
Bond Fund
                           Managed Portfolios
                           ------------------
                           Conservative Income Fund
                           Conservative Income and Growth Fund
                           Moderate Growth Fund


Each of SERV's nine investment portfolios (Funds) has different investment policies.

Benchmark Funds --Each Fund, except Money Market Fund and the three Managed Portfolios, is an "index-type fund" -- i.e., each Fund is designed to produce performance generally comparable to a designated index or "benchmark."

Managed Portfolios -- Each of the Managed Portfolios, the Conservative
Income Fund, Conservative Income and Growth Fund, and Moderate Growth Fund, is an actively managed investment portfolio that invests solely in a specified mix of other SERV Funds and highly rated money market securities. Each Fund has its own goal, investment strategy and risk profile.

Socially Responsible Investment Policies -- Each Fund follows certain socially responsible criteria in making its investments. The Funds avoid investing in companies whose primary business is the manufacture, operation or distribution of alcohol, caffeinated beverages or tobacco products, meat packing, pornography, or casino and other gambling activities, although some of these companies may be indirectly represented in derivatives in which a Fund invests.

Two Classes of Shares -- Each of the Funds offers Class A shares and Class C shares, which differ in terms of expenses and minimum investments. (See "Shareholder Information.")

Adviser and Administrator --The Funds' investment adviser and administrator is Capstone Asset Management Company.

The investment objectives and principal investment strategies of each Fund are described below. The investment objective(s) of a Fund may be changed without shareholder approval.

MONEY MARKET FUND
--------------------------------------------------------------------------------

Investment Objective:  Current Income, stability of capital and liquidity.

Principal Investment Strategies

The Fund seeks to maintain a constant net asset value of $1.00 per share, although this cannot be assured. The Fund invests more than 25% of its assets (and may invest substantial amounts) in unaffiliated money market funds that are rated at least AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, Inc. (Moody's). The Fund may also invest in a variety of other money market instruments rated at least A1/P1 by a nationally recognized statistical rating agency (NRSRO) or deemed of comparable quality by the Adviser and Administrator. Money market investments in which the Fund may invest must meet requirements of Federal rules applicable to money market funds and may include U.S. Government obligations, obligations of supranational organizations, and various types of obligations of U.S. banks and their foreign branches, of savings institutions and of corporations, municipal obligations, asset-backed securities and repurchase agreements. These instruments may have credit enhancements or "put" arrangements to enhance liquidity, and may be purchased on a when-issued or delayed delivery basis. Instruments whose ratings or quality decline below the above standards will be sold unless the Adviser and Administrator determines that a sale would not be in the best interests of the Fund and its shareholders. The Fund will purchase only securities that have a remaining maturity of 397 calendar days or less and will maintain an average weighted portfolio maturity of not greater than 90 days or will invest in another money market fund reasonably believed by its board of directors to be in compliance with these limits and other federal requirements for money market funds.

BENCHMARK FUNDS
--------------------------------------------------------------------------------

Each of the Funds, except Money Market Fund and the three Managed Portfolios, seeks to match the performance of a designated index or blended index ("Benchmark Funds"). The Adviser and Administrator will select portfolio investments for each Benchmark Fund using statistical methods designed to produce total returns that will be comparable to the designated Benchmark. Thus, the Adviser and Administrator will not be using traditional methods of security selection based on analysis of market conditions and particular issuers. Additionally, these Benchmark Funds will not assume temporary defensive positions when market or other conditions negatively affect the classes of securities reflected in their portfolios. It should be noted that in avoiding investments that are inconsistent with the Funds' socially responsible investment policies, a Benchmark Fund may be limited in its ability to match the performance of a particular Benchmark. Other factors, such as variations in a Fund's size, the availability of various investment techniques, and regulatory limitations on the use of certain techniques from time to time may also interfere with a Benchmark Fund's ability to match its Benchmark's performance. Because the Adviser and Administrator may use a variety of techniques to pursue each Fund's investment objective, the Benchmark Funds are unlikely to hold securities identical to, or in the same proportions as, those in any reference Benchmark. Further, each Benchmark Fund must maintain some portion of its assets in cash or short-term money market instruments and repurchase agreements to meet redemptions and to cover other Fund expenses. To the extent consistent with prudent management, the Adviser and Administrator will take positions in futures contracts to gain exposure to relevant securities markets when incoming cash cannot be immediately invested in suitable securities. Neither the Benchmark Funds, the Adviser and Administrator, nor their affiliates are in any way sponsored by or affiliated with the firms that publish the reference Benchmarks.


SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

Investment Objective:  Current income and relative capital stability.

Principal Investment Strategies

The Fund attempts to match the price and yield performance, before Fund expenses, of a blended short-term index consisting of one-third U.S. Treasury securities, one-third, U.S. government agency securities, and one-third investment grade corporate obligations. Each of these sub-portfolios consists of securities with a maximum maturity of three years. (Investment grade securities are those that are rated at least BBB by Standard & Poors Corporation ("S&P") or Baa by Moody's Investors Service ("Moody's') or deemed of comparable quality by the Adviser and Administrator.) The Fund's assets will be divided in roughly equal proportions among securities of the types represented by the three sub-portfolios. However, the Fund will also maintain small portions of its assets in cash, short-term money market instruments and/or repurchase agreements. Each sub-portfolio seeks to match the total return of an appropriate corresponding index. The indexes currently used for this purpose are the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year U.S. Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index. The Adviser and Administrator may, however, determine to use other indexes with closely comparable characteristics.

The securities in which each of these sub-portfolios will be invested are as follows:

The U.S. Treasury sub-portfolio will consist primarily of obligations backed by the full faith and credit of the U.S. Treasury that have remaining maturities of not greater than three years. These obligations include Treasury bills, which generally mature in one year or less from their date of issue. This sub-portfolio may also include Treasury bonds that have remaining maturities of no more than three years.

The U.S. government agency sub-portfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Export-Import Bank of the United States, the Farmers Home Administration, the Small Business Administration, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks. Obligations of some of these organizations are backed by the full faith and credit of the U.S. Treasury (for example, securities issued by the Government National Mortgage Association). Others are backed by the ability of the agency to borrow from the Treasury (such as securities issued by the Federal Home Loan Bank), while others are supported only by the credit of the issuer (such as securities issued by the Federal Farm Credit Bank) with no assurance of financial support from the U.S. Treasury.

The investment grade corporate obligation sub-portfolio will include primarily dollar-denominated obligations issued by domestic and foreign corporations that are rated within the top four rating categories (BBB or better by S&P or Baa or better by Moody's or a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO")) or deemed of comparable quality by the Adviser and Administrator and that have remaining maturities of no more than three years. These obligations may include corporate bonds, debentures, notes (including demand and master demand notes) and other similar corporate debt instruments.

The Fund will, under normal market conditions, have at least 80% of its total assets invested in bonds and its portfolio will have a dollar-weighted average maturity of no more than three years. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase securities on a when-issued or forward commitment basis.


BOND FUND
--------------------------------------------------------------------------------

Investment Objective:  Current income

Principal Investment Strategies

The Fund pursues its objective by attempting to match the price and yield performance, before Fund expenses, of the Lehman Brothers Government/Credit Bond ("LBG/C") Index. The LBG/C Index is comprised of U.S. Treasury obligations, U.S. government agency or instrumentality obligations, investment grade corporate obligations (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governements). The Fund's portfolio will be structured in a manner designed to provide generally comparable performance by investing primarily in similar types of securities having a broad range of maturities.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in bonds. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may purchase securities on a when-issued or forward commitment basis.


LARGE CAP EQUITY FUND
------------------------------------------------------------------------------

Investment Objective:  Capital growth and income.

Principal Investment Strategies

The Fund pursues its objective by attempting to match the performance, before expenses, of a widely recognized index of large cap equities which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in the index. "Equity securities" include common stocks (including SPDRs), preferred stocks, and securities convertible or exchangeable for common stock. At least 80% of the Fund's total assets will be, under normal market conditions, invested in equity securities of issuers whose capitalization, at the time of investment, is equal to or exceeds the minimum capitalization of issuers in the specified index. The Fund may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. The Fund may invest up to 10% of its total assets in S&P Depository Receipts ("SPDRs"). SPDRs are interests in the SPDR Trust, a unit investment trust that seeks to provide investment results generally comparable to the price and yield performance of the S&P 500 Index.


SMALL CAP EQUITY FUND
------------------------------------------------------------------------------

Investment Objective:  Capital appreciation.

Principal Investment Strategies

The Fund pursues its objective by attempting to match total return before Fund expenses, of a widely reorganized index of small cap equities which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in this index. At least 80% of the Fund's total assets will, under normal market conditions, be invested in equity securities (as defined for Large Cap Equity Fund, above) of issuers whose capitalization, at the time of investment, falls within the capitalization range of issuers in the specified index. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities. Like the Large Cap Equity Fund, this Fund may invest up to 10% of its total assets in S&P's Depository Receipts ("SPDRs").


INTERNATIONAL FUND
------------------------------------------------------------------------------

Investment Objective:  Capital appreciation

Principal Investment Strategies

The Fund pursues this objective by attempting to match the performance and yield characteristics of the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, net of withholding taxes. The EAFE Index is based on the share prices of more than 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. Europe includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Far East includes Japan, Hong Kong and Singapore/Malaysia. The Fund will seek to match the performance of this index by investing primarily in securities with characteristics generally comparable to those that are included in this index or whose performance is expected to be comparable to that of the index or a portion of the index. The Fund may invest in securities of other investment companies. Applicable law limits investments by the Fund and its affiliated persons to no more than 3% of the total outstanding stock of a particular other investment company. Further, the Fund may, in any 30-day period, redeem an amount equal to no more than 1% of the other investment company's total outstanding securities. The Fund will monitor its investments in other investment companies to assure compliance with its policy to have no more than 15% of its net assets invested in illiquid securities. The Fund's investment company investments will include shares of other investment companies that invest in foreign securities. The Fund may invest in iShares. iShares are shares of various Series of iShares, Inc., a registered open-end investment company, each of whose Series seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by an index for that market compiled by Morgan Stanley Capital International. iShares are available for at least the following markets:
Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. iShares are listed for trading on the American Stock Exchange.

The Fund's investments may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and similar instruments. (See "Foreign Securities," below.) The Fund may invest in forward foreign currency exchange contracts. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. Under normal market conditions, the Fund's assets will be diversified, either directly or through other investment companies, among securities and other instruments representing issuers whose headquarters or principal business activities are in a variety of countries.



MANAGED PORTFOLIOS
------------------------------------------------------------------------------

Each of the Managed Portfolios, the Conservative Income Fund, Conservative Income and Growth Fund, and Moderate Growth Fund, is an actively managed investment portfolio that invests solely in a specified mix of other SERV Funds and highly rated money market securities. Under normal market conditions, the Funds' Adviser and Administrator will maintain the specified asset allocations. Since the other SERV Funds to be utilized are Benchmark Funds and seek to match the performance of a designated index or blended index, the performance of the Managed Portfolios may, at times, be similar to the pro rata performance of the underlying indices. There is no guarantee, however, that these asset allocation investments will perform the same as any specific benchmark or mix of benchmarks. The Adviser and Administrator may assume temporary defensive positions when market conditions negatively affect the classes of assets to be allocated. In addition, Managed Portfolios will not make investments in the SERV Money Market Fund. As a result, the money market instruments purchased by the Managed Portfolios may not necessarily produce the same returns as the SERV Money Market Fund or any index. It should also be noted that in avoiding investments that are inconsistent with the Funds' socially responsible investment policies, the Managed Portfolios will be limited in their ability to match the performance of a particular combination of Benchmarks. Further, each Managed Portfolio must maintain some portion of its assets in cash or short-term money market instruments and repurchase agreements to meet redemptions and to cover Fund expenses. Neither the Managed Portfolios, Adviser and Administrator, nor their affiliates are in any way sponsored by or affiliated with the firms that publish the reference Benchmarks.


Conservative Income Fund

Investment Objective: Current Income and relative capital stability

Principal Investment Strategies

The Fund pursues its objective by investing in the SERV Short-Term Bond Fund and a variety of money market instruments rated at least A1/P1 by a nationally recognized statistical rating agency (NRSRO) or deemed of comparable quality by the Adviser and Administrator. Money market investments in which the Fund may invest may include U.S. Government obligations, obligations of supranational organizations, and various types of obligations of U.S. banks and their foreign branches, of savings institutions and of corporations, municipal obligations, asset-backed securities and repurchase agreements. These instruments may have credit enhancements or "put" arrangements to enhance liquidity, and may be purchased on a when-issued basis. Instruments whose ratings or quality decline below the above standards will be sold unless the Adviser and Administrator determines that a sale would not be in the best interests of the Fund and its shareholders. The Fund will purchase only money market securities that have a remaining maturity of not greater than 397 days, and the weighted average maturity of all money market securities will never exceed 90 days. In addition, no money market investment will be made if the total investments held by the Fund of a specific issuer would exceed 5% of the total net assets. Under normal market conditions, the Fund will generally invest 75% of its asset in shares of the SERV Short-Term Bond Fund and 25% of its assets in money market instruments.


Conservative Income and Growth Fund

Investment Objective: Current income with modest long-term appreciation

Principal Investment Strategies

The Fund pursues its objective by investing in up to four SERV Funds, as well as in money market securities as defined above under the requirements and restrictions stated above for the Conservative Income Fund. Under normal conditions, the Fund will invest 20% of its assets in shares of the SERV Bond Fund, 20% in shares of the SERV Large Cap Equity Fund, 10% in shares of the SERV Small Cap Equity Fund, 40% in shares of the SERV Short-Term Bond Fund and 10% in money market securities as defined above under the requirements and restrictions stated above for the Conservative Income Fund. While the allocation of investments will remain relatively constant, there may be some variation from stated percentages at the discretion of the Adviser and Administrator and as required by the cash needs of the Fund.


Moderate Growth Fund

Investment Objective: Current income and capital appreciation

The Fund pursues its objective by investing in up to five SERV Funds, as well as in money market securities as defined above under the requirements and restrictions stated above for the Conservative Income Fund. Under normal conditions, the Fund will invest 15% of its assets in shares of the SERV Bond Fund, 25% in shares of the SERV Large Cap Equity Fund, 15% in shares of the SERV Small Cap Equity Fund, 30% in shares of the SERV Short-Term Bond Fund and 10% in shares of the SERV International Fund and 5% in money market securities. While the allocation of investments will remain relatively constant, there may be some variation from stated percentages at the discretion of the Adviser and Administrator and as required by the cash needs of the Fund.

PRINCIPAL RISKS

Investment in any of the Funds involves risk. There can be no assurance that a Fund will achieve its investment objective. Additionally, there can be no assurance that a Benchmark Fund will match the performance of its benchmark index(es). You can lose money on your investment. When you sell your Fund shares, they may be worth less than you paid for them. No Fund, by itself, constitutes a balanced investment program.

Fixed Income Funds

The Fixed Income Funds, including Money Market Fund, are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share value, it is possible to lose money by investing in this Fund, as well as in the other Funds.

Each of the Fixed Income Funds has the following principal risks:

Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates, and if interest rates rise, the value of securities held by a Fund will fall. If interest rates fall, a Fund must invest new funds and proceeds of expired investments at a lower interest rate, reducing the Fund's yield.

Credit Risk. The issuer of a fixed income security may fail to make payments of interest and principal in a timely manner, or may default entirely. Also, when an issuer's credit rating drops or it ceases to be rated, the value of its securities tends to fall. These developments can cause the value of a Fund's shares and/or its yield to decline. When a security ceases to be rated or its rating is downgraded below the minimum required for purchase by a Fund, the Adviser and Administrator will determine whether it is in the best interest of the Fund (other than Money Market Fund) to continue to hold the security, subject to a 5% limit on below-investment grade holdings by any of these Funds. For the Money Market Fund, the Trustees will determine what action is appropriate, in accordance with federal law applicable to money market funds.

Short-Term Bond Fund and Bond Fund may invest in securities rated BBB or Baa by Moody's or S&P. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to higher grade bonds.

Index Risk. Because the Short-Term Bond Fund and Bond Fund are index-type funds, their performance is intended to track that of the particular market their Benchmark(s) is designed to reflect. When the value of that index declines, the value of the particular Fund's shares can also be expected to decline.

Equity Funds

Equity Risk. Equity securities have no guaranteed value and may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

Small Cap Risk. Small Cap Fund is exposed to the risks of smaller capitalization companies whose securities prices can be quite volatile and which are more vulnerable to economic changes than other issuers. These risks can cause sudden and substantial changes in prices of the Fund's portfolio securities and, thus, of its shares.

Index Risk. Because the Equity Funds are index-type funds, their performance is intended to track that of the particular market their Benchmark(s) is designed to reflect. When the value of that index declines, the value of an Equity Fund's shares can also be expected to decline.

International Fund

In addition to the risks noted below, the International Fund has risks similar to those of the Equity Funds.

Foreign Security Risk. Foreign securities investments involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Managed Portfolios

Each of the Managed Portfolios assumes the investment risks associated and described herein of each of the Funds in which it invests as well as the risks of holding individual money market securities. Since each of the three Managed Portfolios invests in SERV Fixed Income Funds, the Managed Portfolios also have the interest rate and credit risk described above. The Managed Portfolios are therefore also not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation. Moreover, none of the Managed Portfolios seeks to preserve its net asset value at $1.00 per share, or any other value. It is therefore possible to lose money by investing in these Funds.

The Conservative Income and Growth Fund and the Moderate Growth Fund invest in SERV Equity Funds, and therefore assume the equity and small cap risks described herein. Moreover, since the Moderate Growth Fund invests in the SERV International Fund, it also assumes the Foreign Security Risk described herein.

The  Officers   and   Trustees  of  SERV,   as  well  as  the  Adviser  and
Administrator, because they act for both the Managed Portfolios and the other SERV Funds in which the Managed Portfolios invest, may face conflicts of interest in fulfulling their fiduciary responsiblity to each group of Funds.


Other Risks of the Funds

Investments in Other Investment Companies -- A Fund, particularly Money Market Fund,International Fund, Conservative Income Fund, Conservative Income and Growth Fund and Moderate Growth Fund may invest in shares of other investment companies ("funds"). A Fund bears a proportional share of the expenses of that other fund, which are in addition to those of the Fund. For example, a Fund will bear a portion of the other fund's investment advisory fees, although the fees paid by the Fund to the Adviser and Administrator will not be proportionally reduced.


PERFORMANCE INFORMATION

The following bar charts and tables illustrate the past performance of each of the Funds, except the Managed Portfolios which commenced operations on October 31, 2001. The bar charts and tables provide an indication of the risks on an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows returns only for Class C shares of each Fund, which are higher than those for Class A shares due to the lower expenses borne by Class C shares. Each chart and table assumes that dividends and distributions paid by the particular Fund have been reinvested in additional Fund shares at net asset value. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

Money Market Fund
-----------------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          1999                  2000
                          ----                  ----

                          4.84%                 5.88%

Best Quarter:  1.52% Third Quarter 2000 and Fourth Quarter 2000
Worst Quarter:  1.10% Second Quarter 1999
Total return for the six months ended June 30, 2001 is 2.22%

Average Annual Total Return as of December 31, 2000
-----------------------------------------------------------------
                                Quarter Calendar
                                Ended Year Ended
                                   12/31/00          Since Inception



Class A Shares                      5.78%                  5.15%
Class C shares                      5.88                   5.30%
MM Index*                           5.74                   5.07%

---------------

* The IBC Money Market Fund Report Average TM Government & Agencies Retail ("MM Index") is an unmanaged index consisting of the most broadly based of the government retail funds. These funds can invest in U.S. Treasuries, other U.S. Government obligations and repurchase agreements, whether or not they are backed by U.S. Treasuries and government-backed floating rate notes.

Seven-Day Yield for the period ended 12/31/00 -- Class A, 5.88%; Class C 5.98%. For information on the Fund's current 7-day yield, call 1-800-262-6631.

Short-Term Bond Fund
--------------------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          Jan 4-Dec. 31, 1999   2000
                          -------------------   ----

                                 2.62%          7.62%

Best Quarter:  2.46% Fourth Quarter 2000
Worst Quarter:  0.46% First Quarter 1999
Total return for the six months ended June 30, 2001 is 3.13%

Average Annual Total Return as of December 31, 2000
-----------------------------------------------------------------
                                Quarter Calendar
                                Ended Year Ended
                                 12/31/00         Since Inception
                                 ---------        ---------------

Class A Shares                     7.37%                  4.88%
Class C shares                     7.62%                  5.12%
1-3 Year Blended Index*            8.05%                  5.75%

---------------

* The 1-3 Year Blended Index is calculated by weighing each of the following indexes equally: (1) Merrill Lynch 1-3 Year Treasury Index, an unmanaged index consisting of coupon-bearing Treasury issues exclusive of flower bonds with a maturity of 1-2.9 years; (2) Merrill Lynch 1-3 Year Government Agency Index, an unmanaged index consisting of coupon-bearing debt of agencies of the U.S. Government with a maturity of 1-2.9 years, excluding agency pass-throughs, CMOs and flower bonds; and (3) Merrill Lynch 1-3 Year Investment Grade Corporate Index, an unmanaged index consisting of investment grade (BB/Baa or better) corporate debt representing a cross-section of industries with maturities ranging from 1-2.9 years.

Bond Fund
---------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          1999                  2000
                          ----                  ----

                         -2.54%                11.60%

Best Quarter:  4.38% Fourth Quarter 2000
Worst Quarter:  -1.39% First Quarter 1999
Total return for the six months ended June 30, 2001 is 3.13%

Average Annual Total Return as of December 31, 2000
------------------------------------------------------------------
                                                Calendar
                                               Year Ended
                                                12-30-00     Since Inception
                                               ---------     ---------------

Class A shares                                    11.30%         3.62%
Class C shares                                    11.60%         3.87%
Lehman Brothers: Government/Credit Bond Index*    11.85%         4.15%

---------------

* The Lehman Brothers Governement/Credit Bond Index ("LBG/C") is comprised of U.S. Treasury obligations, U.S. government agency/instrumentality obligations, investment grade corporate obligations (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments).


Large Cap Equity Fund
--------------------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          1999                  2000
                          ----                  ----

                          21.84%                -9.59%

Best Quarter:  20.90% Fourth Quarter 1998
Worst Quarter:  -5.85% Third Quarter 1999
Total return for the six months ended June 30, 2001 is -6.54%

Average Annual Total Return as of December 31, 2000
              ------------------------------------------------------------------
                                          Calendar
                                         Year Ended
                                         12-30-00      Since Inception
                                         ----------    ----------------

Class A shares                             -9.84%         13.26%
Class C shares                             -9.59%         13.52%
S&P 500 Composite Stock Price*0.30%        -9.11%         13.68%

---------------

* The S&P 500 Index consists of 500 common stocks of large companies whose securities are widely held and have an active trading market. Each security's weight in the index is proportional to its market value. Thus, the largest stocks included in the index will comprise a disproportionate portion of the value of the index. The securities in the index represent a variety of industries. Most securities in the index are listed on the New York Stock Exchange, but NASDAQ and American Stock Exchange securities are also represented. "Equity securities" include common stocks (including SPDRs), preferred stocks, and securities convertible or exchangeable for common stock.

Small Cap Equity Fund
---------------------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          1999                  2000
                          ----                  ----

                          13.74%                12.12%

Best Quarter:  15.11% Third Quarter 1999
Worst Quarter:  -8.89% First Quarter 1999
Total return for the six months ended June 30, 2001 is 4.55%


Average Annual Total Return as of December 31, 2000
---------------------------------------------------
                                            Calendar
                                           Year Ended
                                            12-30-00      Since Inception
                                            ----------    ----------------

Class A shares                                11.81%          19.23%
Class C shares                                12.12%          19.51%
S&P SmallCap 600 Index                        11.81%          18.96%

---------------

* The S&P SmallCap 600 Index is a broadly diversified unmanaged index consisting of 600 stocks with smaller market capitalization than those included in the S&P 500 Index.


International Fund
------------------

[Bar chart indicating]
                                [To Be Updated]
                  Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                  ---------------------------------------------
                          1999                  2000
                          ----                  ----

                         26.61%               -17.05%

Best Quarter:  17.72% Fourth Quarter 1999
Worst Quarter:  -7.76% Third Quarter 2000
Total return for the six months ended June 30, 2001 is -15.20%

Average Annual Total Return as of December 31, 2000
---------------------------------------------------
                                            Calendar
                                           Year Ended
                                            12-30-00      Since Inception
                                           ----------     ---------------

Class A shares                              -17.26%         10.42%
Class C shares                              -17.05%         10 67%
EAFE Index*                                 -13.96%         13.23%

---------------

* The Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") is based on the share prices of more than 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. Europe includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. The Far East includes Japan, Hong Kong, and Singapore/Malaysia. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

FEES AND EXPENSES

This table describes the fees and expenses you will pay if you invest in the Funds. As you can see, the Funds have no fees that are charged directly to shareholders. Shareholders of a Fund do, however, bear indirectly a portion of that Fund's operating expenses. Shareholders of Managed Portfolio Series also bear a portion of the expenses of each Fund in which they invest.


                                    FEE TABLE

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge                                             None
Maximum deferred sales charge                                              None
Maximum sales charge on reinvested dividends and distributions             None
Redemption fee                                                             None
Exchange fee                                                               None
Maximum account fee                                                        None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)***

                                                     Money Market                       Short-Term Bond
                                                    Class A     Class C                Class A   Class C
Investment Advisory Fees..........................  0.05%       0.05%                  0.15%     0.15%
Distribution (12b -1 Fees)*.......................  0.10%       0.00%                  0.25%     0.00%
Other Expenses**..................................  0.48%       0.48%                  0.32%     0.32%
Total Annual Fund Operating Expenses***...........  0.63%       0.53%                  0.72%     0.47%


                                                         Bond                           Large Cap Equity
                                                    Class A     Class C                Class A    Class C
Investment Advisory Fees..........................  0.15%       0.15%                  0.15%     0.15%
Distribution (12b -1 Fees)*.......................  0.25%       0.00%                  0.25%     0.00%
Other Expenses**..................................  0.26%       0.26%                  0.23%     0.23%
Total Annual Fund Operating Expenses***...........  0.66%       0.41%                  0.63%     0.38%


                                                    Small Cap Equity                    International
                                                    Class       Class C                Class A   Class C
Investment Advisory Fees..........................  0.15%       0.15%                  0.15%     0.15%
Distribution (12b -1 Fees)*.......................  0.25%       0.00%                  0.25%     0.00%
Other Expenses**..................................  0.26%       0.26%                  0.31%     0.31%
Total Annual Fund Operating Expenses***...........  0.66%       0.41%                  0.71%     0.46%


                                                                                  Managed Portfolios

                                                   Conservative Income Fund       Conservative Income     Moderate Growth Fund
                                                                                   and Growth Fund
                                                    Class A       Class C          Class A     Class C     Class A .... Class C
Investment Advisory Fees..........................  0.125%       0.125%            0.125%       0.125%      0.125%       0.125%
Distribution (12b -1 Fees)*.......................  0.250%       0.000%            0.250%       0.000%      0.250%       0.000%
Other Expenses**..................................  0.345%       0.345%            0.345%       0.345%      0.345%       0.345%
Total Annual Fund Operating Expenses****..........  0.720%(1)    0.470%(1)         0.720%(2)    0.470%(2)   0.720%(3)    0.470%(3)


-------------

(1)The Fund's additional indirect expense ratio, based on its anticipated percentages of investments in other SERV Funds ("Underlying Funds") would have been ______ on September 30, 2001.

(2)The Fund's additional indirect expense ratio, based on its anticipated percentages of investments in the Underlying funds would have been _____ on September 30, 2001.

(3)The Fund's additional indirect expense ratio, based on its anticipated percentages of investments in the Underlying Funds would have been ______ on September 30, 2001.

 * The Funds have adopted Rule 12b-1 plans that permit Class A shares of each Fund to pay portions of its average net assets each year for distribution costs. These fees are an ongoing charge to Class A shares of each Fund and therefore are an indirect expense to Class A shareholders. Over time these fees may cost you more than other types of sales charge.

** "Other Expenses" include such items as custody, transfer agent, legal, administrative, accounting and registration fees.

*** Total Annual Fund Operating Expenses' are based on actual expenses.

****Total Annual Fund Operating Expenses' are based on estimated amounts.


                                     EXAMPLE

The following table shows how much each Fund's expenses described above could cost you as an investor in a Fund for the illustrated time periods. The example assumes that you initially invested $10,000 in a Fund, that the Fund returns 5% each year, and that its expenses remain at a constant percentage. It also assumes that you reinvest all dividends and distributions in additional shares of the Fund. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

                                                        [To Be Updated]

                                    1 Year                 3 Years               5 Years              10 Years
                                    ------                 -------               -------              --------
                                Class A   Class C     Class A   Class C     Class A   Class C     Class A   Class C
                                -------   -------     -------   -------     -------   -------     -------   -------
Money Market Fund............. $ 64       $ 54        $202      $170        $351      $296        $786      $665
Short-Term Bond Fund.......... $ 74       $ 48        $230      $151        $401      $263        $894      $591
Bond Fund..................... $ 67       $ 42        $211      $132        $368      $230        $822      $518
Large Cap Equity Fund......... $ 64       $ 39        $202      $122        $351      $213        $786      $480
Small Cap Equity Fund......... $ 67       $ 42        $211      $132        $368      $230        $822      $518
International Fund............ $ 73       $ 47        $227      $148        $395      $258        $883      $579
Conservative Income Fund.      $ 110      $ 85        $343      $265
Conservative Income and Growth $ 115      $ 90        $358      $280
Moderate Growth Fund           $ 114      $ 88        $355      $276




                                   MANAGEMENT

Adviser and Administrator

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser and administrator for the Funds. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus CAMCO manages assets in excess of $2.7 billion.

For its investment advisory services, CAMCO receives fees from each Fund based on the Fund's net assets. For its fiscal year ended September 30, 2001, the Funds paid the following fees to CAMCO for these services: Money Market Fund, [to be updated]; Short-Term Bond Fund, [to be updated]; Bond Fund, [to be updated]; Large Cap Equity Fund, [to be updated]; Small Cap Equity Fund, [to be updated]; and International Fund, [to be updated. Of these amounts, the Adviser and Administrator waived $7,813 in advisory fees from Money Market Fund. The Managed Portfolios which commenced operations October 31, 2001, will pay fees to CAMCO at an annual rate of 0.125% on the first $500 million of each Funds average daily net assets and 0.10% on assets in excess of $500 million CAMCO also receives fees from each Fund for administrative services.


Advisory Committee and Consultant

The Funds' Board of Trustees have appointed an Advisory Committee that consults with the Board regarding the application of the Funds' social, ethical and religious values to their investment policies, and various other philosophical, structural and operational matters concerning the Funds. Advisory Committee members serve without fee but are compensated for expenses of attending Fund-related meetings. The Board has also retained Madison Portfolio Consultants, 400 Madison Avenue, Suite 810, New York, New York 10017, to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding (a) the general design and operation of the Funds,
(b) the performance of the investment adviser and other service  providers,  and
(c) economic and other developments relevant to the operation of the Funds. Each of the Funds other than the three Managed Portfolios pays Madison a fee for these services.


                         BUYING AND SELLING FUND SHARES

Share Price
-----------

The purchase and redemption price for shares of each class of shares of a Fund is the net asset value (NAV) per share of the particular class that is next determined after your purchase or sale order is received. NAV is generally calculated as of 4:00 p.m. Eastern time, except on days when the Federal Reserve wire system is closed and on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV of a class reflects the aggregate assets of a Fund less the liabilities attributable to that class. Portfolio securities of Money Market Fund are valued based on their amortized cost. For the other Funds, the price of equity securities is determined by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other equity securities at the mean between the last reported bid and asked prices and
(iii) valuing any securites for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Trustees. Shares of other investment companies, including other SERV Funds, held by a Fund will be valued at the investment company's net asset value determined for that day.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities are valued at amortized cost. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Trustees. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.


Minimum Investment
------------------

Class A shares -- The minimum initial investment is $200. There is no minimum for subsequent purchases. Minimum for telephone purchase is $1,000.

Class C shares -- The minimum initial aggregate investment in the Funds is $500,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000. The minimum initial aggregate telephone purchase is $500,000.


Share Certificates
------------------

The Funds will not issue certificates representing shares.

Telephone Transactions
----------------------

Unless declined on the investment application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions
---------------------

The Funds reserve the right to limit additional purchases by any investor who makes frequent purchases, redemptions or exchanges that the Adviser and Administrator believes might harm the Funds. In general, more than one purchase-sale, or exchange transaction per month may be viewed as excessive.

PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers You may place your order through any dealer authorized to take orders for the Funds. If the order is received by the authorized dealer by 4:00 p.m. Eastern time and transmitted to the Funds by 4:00 p.m. Central time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Capstone SERV Fund, to the Funds' Transfer
Agent:

                  Transfer Agent's Address
                  ------------------------
                  Capstone SERV Fund
                  c/o Declaration Service Company
                  555 North Lane, Suite 6160
                  Conshohocken, PA 19428
                  1-800-695-3208

Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the stockholder's address of record.


Investing By Wire You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to"

               Fifth Third Bank NA, ABA #042000314
               For:  Declaration Service Company
               Account No. 729-70495
               Further Credit Capstone Social Ethics and Religious Values Fund (Insert Name of Fund and class)

Note that the wire must include your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Fund's website at www.SERVFunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment
--------------------

After you have opened your account, you may make additional investments unless declined on the application, by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Class A shares is $1,000 and the maximum is the greater of $1,000 or five time the NAV of your shares held, for which payment has been received, on the day preceding your order. For Class C shares, the minimum initial aggregate telephone purchase is $500,000 and the maximum is the greater of $500,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order. The minimum subsequent investment is $1,000.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.




Automated clearing House ("ACH") Investment
-------------------------------------------

You may make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the Investment Application.



Pre-Authorized Investment
-------------------------

If you hold or are purchasing Class A shares after opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Pre-Authorized Payment section of the Investment Application.

Tax-Deferred Retirement Plans
-----------------------------

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

REDEEMING FUND SHARES

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers -- You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor -- You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week. The Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

     o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

     o    you want to transfer ownership of the shares.

     Signature Guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

     Redemption of Shares Purchased by Check: -- redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Check-Writing (Money Market Fund Only)
--------------------------------------


Check-writing is available to stockholders in the Money Market Fund. Checks can be written for a minimum of $25.00 and no maximum per check with a limit of 6 per month. An administrative charge of $20.00 per check will be assessed to an account for checks over the monthly 6 check minimum. Additionally, there will be a $20.00 charge per check on checks returned due to insufficient funds. Printing cost of the checks will be charged to the shareholder account. Note that when an investment in Money Market Fund is made by check, a stockholder may not write checks against that investment until the purchase check has cleared, which may take up to 15 business days from the purchase date. An account in the Money Market Fund cannot be closed by writing a check because additional shares accrue daily. The Fund and the Trust reserve the right to suspend, terminate or to amend this privilege, or to impose a charge, at any time upon notice to stockholders.


Expedited Redemption
--------------------

If you want to redeem at least $1000 of Fund shares, and have not declined expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a fee for this service, but they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.

Systematic Withdrawal
---------------------

If you hold Class A shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.


Redemption in Kind
------------------

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays
--------------------------------

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

EXCHANGING FUND SHARES

You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

     o     mailing your exchange order to the Transfer Agent's address.

     o telephoning 1-800-695-3208 Telephone exchange orders may be placed from 9:30 to 4:00 p.m. Eastern time on any business day. You may decline this option on the Investment Application

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes."

                        DIVIDENDS, DISTRIBUTION AND TAXES

Dividends and Distributions
---------------------------

Each Fund pays dividends from its net investment income and distributions from any net realized capital gains in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

     o receive income dividends in cash and capital gain distributions in additional Fund shares; or

     o     receive all dividend and capital gain distributions in cash.

The Money Market Fund intends to declare dividends of its net investment income daily and to pay these amounts monthly. Each of the other Funds intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions
---------------------------------------------------------

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Funds will let you know each year which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. The tax treatment of capital gains distributions from a Fund does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares. The tax treatment of any gain or loss when you sell shares of a Fund will depend on how long you held those shares.

Some dividends paid by a Fund may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.


                              FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Funds' financial performance since they commenced operations. (Information for the Managed Portfolios is not included since they commenced operations after the close of the September 30, 2001 fiscal year) The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2001 and September 30, 2000 has been audited by Briggs, Bunting & Dougherty, whose report for the year ended September 30, 2001, along with the Funds' financial statements, is included in the Funds' annual report for the fiscal year ended September 30, 2001, which is available on request.

                                                                                  [To Be Updated]

                                                                                 Money Market Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------
Net Asset Value - Beginning of Period                               $1.00        $1.00            $1.00       $1.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           0.05         0.05             0.06        0.05
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                  -            -                -           -
                                                                   -------      -------          -------     -------
          Total from investment operations                           0.05         0.05             0.06        0.05
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (0.05)       (0.05)           (0.06)      (0.05)
     From net realized capital gain                                   -            -                -           -
                                                                   -------      -------          -------     -------
          Total distributions                                       (0.05)       (0.05)           (0.06)      (0.05)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                     $1.00        $0.00            $1.00       $1.00
                                                                   =======      =======          =======     =======

Total Return                                                         5.52%        4.80%            5.64%       4.90%

Ratios of expenses to average net assets:

     before fee waivers                                              0.63%        0.52%            0.53        0.42%
     after fee waivers                                               0.59%        0.36%            0.49%       0.26%

Ratios of net investment income to average net assets:

     before fee waivers                                              5.35%        4.50%            5.45%       4.60%
     after fee waivers                                               5.39%        4.66%            5.49%       4.76%

Portfolio turnover rate                                               N/A          N/A              N/A         N/A
Net assets, end of period                                           $34,379      $14,356       $19,805,092  $23,170,107

                                                                                    [To Be Updated]

                                                                                 Short-Term Bond Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------

Net Asset Value - Beginning of Period                              $24.68       $25.00           $24.72       $25.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           1.35*        0.68             1.35        0.80
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                (0.05)*      (0.23)             -         (0.30)
                                                                   -------      -------          -------     -------
          Total from investment operations                           1.30         0.45             1.35        0.50
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (1.28)       (0.77)           (1.33)      (0.78)
     From net realized capital gain                                   -            -                -           -
                                                                   -------      -------          -------     -------
          Total distributions                                       (1.28)       (0.77)           (1.33)      (0.78)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                    $24.70       $24.68           $24.74      $24.72
                                                                   =======      =======          =======     =======

Total Return                                                         5.42%        1.84%            5.63%       2.05%

Ratios of expenses to average net assets:

     before fee waivers                                              0.72%        0.79% (1)        0.47%       0.54% (1)
     after fee waivers                                               0.72%        0.61% (1)        0.47%       0.36% (1)

Ratios of net investment income to average net assets:

     before fee waivers                                              5.25%        4.34% (1)        5.50%       4.59% (1)
     after fee waivers                                               5.25%        4.52% (1)        5.50%       4.77% (1)

Portfolio turnover rate                                             55.28%       47.85%           55.28%      47.85%
Net assets, end of period                                           $26,583      $  727        $28,913,208  $25,927,109

---------------------

(1)  Annualized.

* Based upon average shares outstanding.

                                                                                    [To Be Updated]

                                                                                       Bond Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------

Net Asset Value - Beginning of Period                              $23.36       $25.00           $23.40       $25.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           1.27*        1.06             1.30        1.16
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                 0.11*       (1.57)            0.14       (1.62)
                                                                   -------      -------          -------     -------
          Total from investment operations                           1.38        (0.51)            1.44       (0.46)
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (1.23)       (1.13)           (1.27)      (1.14)
     From net realized capital gain                                   -            -                -           -
                                                                   -------      -------          -------     -------
          Total distributions                                       (1.23)       (1.13)           (1.27)      (1.14)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                    $23.51       $23.36           $23.57      $23.40
                                                                   =======      =======          =======     =======

Total Return                                                         6.08%       (2.04)%           6.34%      (1.83)%

Ratios of expenses to average net assets:

     before fee waivers                                              0.66%        0.62%            0.41%       0.37%
     after fee waivers                                               0.66%        0.62%            0.41%       0.37%

Ratios of net investment income to average net assets:

     before fee waivers                                              5.31%        4.69%            5.56%       4.94%
     after fee waivers                                               5.31%        4.69%            5.56%       4.94%

Portfolio turnover rate                                             25.64%       17.09%           25.64%      17.09%
Net assets, end of period                                        $6,521,024     $8,466        $72,055,471   $60,335,227

---------------------

* Based upon average shares outstanding.

                                                                                    [To Be Updated]

                                                                                  Large Cap Equity Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------

Net Asset Value - Beginning of Period                              $31.75       $25.00           $31.79       $25.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           0.16*        0.22             0.26        0.30
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                 3.68*        6.80             3.67        6.79
                                                                   -------      -------          -------     -------
          Total from investment operations                           3.84         7.02             3.93        7.09
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (0.22)       (0.27)           (0.27)      (0.30)
     From net realized capital gain                                 (0.88)         -              (0.88)        -
                                                                   -------      -------          -------     -------
          Total distributions                                       (1.10)       (0.27)           (1.15)      (0.30)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                    $34.49       $31.75           $34.57      $31.79
                                                                   =======      =======          =======     =======

Total Return                                                        12.07%       28.10%           12.34%      28.35%
Ratios of expenses to average net assets:

     before fee waivers                                              0.63%        0.63%            0.38%       0.38%
     after fee waivers                                               0.63%        0.63%            0.38%       0.38%

Ratios of net investment income to average net assets:

     before fee waivers                                              0.54%        0.74%            0.79%       0.99%
     after fee waivers                                               0.54%        0.74%            0.79%       0.99%

Portfolio turnover rate                                             36.64%      142.56%           36.64%     142.56%
Net assets, end of period                                       $10,619,367     $99,888      $187,806,297  $132,381,985

---------------------

* Based upon average shares outstanding.

                                                                                    [To Be Updated]

                                                                                 Small Cap Equity Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------

Net Asset Value - Beginning of Period                              $29.17       $25.00           $29.21       $25.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           0.01*        0.14             0.11        0.16
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                 6.94*        4.17             6.93        4.21
                                                                   -------      -------          -------     -------
          Total from investment operations                           6.95         4.31             7.04        4.37
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (0.05)       (0.14)           (0.11)      (0.16)
     From net realized capital gain                                 (1.55)         -              (1.55)        -
                                                                   -------      -------          -------     -------
          Total distributions                                       (1.60)       (0.14)           (1.66)      (0.16)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                    $34.52       $29.17           $34.59      $29.21
                                                                   =======      =======          =======     =======

Total Return                                                        24.68%       17.27%           24.98%      17.49%

Ratios of expenses to average net assets:

     before fee waivers                                              0.66%        0.66%            0.41%       0.41%
     after fee waivers                                               0.66%        0.66%            0.41%       0.41%

Ratios of net investment income to average net assets:

     before fee waivers                                              0.09%        0.31%            0.34%       0.56%
     after fee waivers                                               0.09%        0.31%            0.34%       0.56%

Portfolio turnover rate                                             53.16%       41.02%           53.16%      41.02%
Net assets, end of period                                        $2,428,801     $28,060       $88,360,329   $67,544,211

---------------------

* Based upon average shares outstanding.

                                                                                  [To Be Updated]

                                                                               International Equity Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------

Net Asset Value - Beginning of Period                              $30.54       $25.00           $30.55       $25.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           1.70*        0.84             1.37        0.99
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                (1.64)*       7.00            (1.24)       6.91
                                                                   -------      -------          -------     -------
          Total from investment operations                           0.06         7.84             0.13        7.90
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (1.14)       (0.92)           (1.19)      (0.97)
     From net realized capital gain                                 (3.43)       (1.38)           (3.43)      (1.38)
                                                                   -------      -------          -------     -------
          Total distributions                                       (4.57)       (2.30)           (4.62)      (2.35)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                    $26.03       $30.54           $26.06      $30.55
                                                                   =======      =======          =======     =======

Total Return                                                        (1.22)%      31.98%           (0.98)%     32.23%

Ratios of expenses to average net assets:

     before fee waivers                                              0.71%        0.64%            0.46%       0.39%
     after fee waivers                                               0.71%        0.64%            0.46%       0.39%

Ratios of net investment income to average net assets:

     before fee waivers                                              4.44%        3.12%            4.69%       3.37%
     after fee waivers                                               4.44%        3.12%            4.69%       3.37%

Portfolio turnover rate                                             48.13%       52.42%           48.13%      52.42%
Net assets, end of period                                        $1,748,773     $10,038       $72,121,697   $41,838,180

---------------------

* Based upon average shares outstanding.

       See notes to financial statements.

                           HOW TO GET MORE INFORMATION

Further information about the Funds is contained in:

     o the Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

     o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing the Funds' strategies and discussing market conditions and trends and their implications for the Funds.


You may obtain free copies of the SAI or reports, or other information about the Funds or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

     o visiting the SEC's public reference room. (Call 1-202-942-8090 for information or e-mail publicinfo@sec.gov).

     o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     o    visiting the SEC's website -- http://www.sec.gov/


The Funds' Investment Company Act File Number with the SEC is: 811-08749.

                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

                                MONEY MARKET FUND


                                   PROSPECTUS


                                October 31, 2001










The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


RISK/RETURN SUMMARY AND FUND EXPENSES..................................
     About Capstone Social Ethics and Religious Values Fund (SERV).....
     Money Market Fund.................................................
     Principal Risks...................................................
     Performance Information...........................................
     Fees and Expenses.................................................

MANAGEMENT.............................................................

BUYING AND SELLING FUND SHARES.........................................
    Purchasing Fund Shares.............................................
    Redeeming Fund Shares..............................................
    Exchanging Fund Shares.............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................

FINANCIAL HIGHLIGHTS...................................................

HOW TO GET MORE INFORMATION............................................

                      RISK/RETURN SUMMARY AND FUND EXPENSES

About the Capstone Social Ethics and Religious Values Fund (SERV)
-----------------------------------------------------------------

Socially Responsible Investment Policies -- The SERV Money Market Fund
("Fund") follows certain socially responsible criteria in making its investments. The Fund avoids investing in companies whose primary business is the manufacture, operation or distribution of alcohol, caffeinated beverages or tobacco products, meat packing, pornography, or casino and other gambling activities, although some of these companies may be indirectly represented in other money market funds and derivatives in which the Fund invests.

Two Classes of Shares -- The Fund offers Class A shares and Class C shares, which differ in terms of expenses and minimum investments. (See "Shareholder Information.")

Adviser and Administrator -- The Fund's investment adviser and administrator is Capstone Asset Management Company

The investment objectives and principal investment strategies of the Fund are described below. The investment objective(s) of the Fund may be changed without shareholder approval.

MONEY MARKET FUND
------------------------------------------------------------------------------

Investment Objective:  Current Income, stability of capital and liquidity.

Principal Investment Strategies

The Fund seeks to maintain a constant net asset value of $1.00 per share, although this cannot be assured. The Fund invests more than 25% of its assets (and may invest substantial amounts) in unaffiliated money market funds that are rated at least AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service, Inc. (Moody's). The Fund may also invest in a variety of other money market instruments rated at least A1/P1 by a nationally recognized statistical rating agency (NRSRO) or deemed of comparable quality by the Adviser and Administrator. Money market investments in which the Fund may invest must meet requirements of Federal rules applicable to money market funds and may include U.S. Government obligations, obligations of supranational organizations, and various types of obligations of U.S. banks and their foreign branches, of savings institutions and of corporations, municipal obligations, asset-backed securities and repurchase agreements. These instruments may have credit enhancements or "put" arrangements to enhance liquidity, and may be purchased on a when-issued or delayed delivery basis. Instruments whose ratings or quality decline below the above standards will be sold unless the Adviser and Administrator determines that a sale would not be in the best interests of the Fund and its shareholders. The Fund will purchase only securities that have a remaining maturity of 397 calendar days or less and will maintain an average weighted portfolio maturity of not greater than 90 days or will invest in another money market fund reasonably believed by its board of directors to be in compliance with these limits and other federal requirements for money market funds.

PRINCIPAL RISKS

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund has the following principal risks:

Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates, and if interest rates rise, the value of securities held by the Fund will fall. If interest rates fall, the Fund must invest new funds and proceeds of expired investments at a lower interest rate, reducing the Fund's yield.

Credit Risk. The issuer of a fixed income security may fail to make payments of interest and principal in a timely manner, or may default entirely. Also, when an issuer's credit rating drops or it ceases to be rated, the value of its securities tends to fall. These developments can cause the value of the Fund's shares and/or its yield to decline. When a security ceases to be rated or its rating is downgraded below the minimum required for purchase by a Fund, the Trustees will determine what action is appropriate, in accordance with federal law applicable to money market funds.

Investments in Other Investment Companies -- The Fund may invest in shares of other money market funds ("funds") reasonably believed by the Trustees to be invested in accordance with federal rules applicable to money market funds. The Fund bears a proportional share of the expenses of any such other fund, which are in addition to those of the Fund. For example, the Fund will bear a portion of the other fund's investment advisory fees, although the fees paid by the Fund to the Adviser and Administrator will not be proportionally reduced.

PERFORMANCE INFORMATION

The following bar chart and table illustrates the past performance of the Fund. The bar chart and table provides an indication of the risks on an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows returns only for Class A shares of the Fund, which are lower than those for Class C shares due to the lower expenses borne by Class C shares. Each chart and table assumes that dividends and distributions paid by the Fund have been reinvested in additional Fund shares at net asset value. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

[Bar chart indicating]
                                [to be updated]
               Year-By-Year Annual Total Returns as of 12/31
                                 Class C Shares
                          --------------------------
                          1999                  2000
                          ----                  ----

                          4.84%                 5.88%

Best Quarter:  1.52% Third Quarter 2000 and Fourth Quarter 2000
Worst Quarter:  1.10% Second Quarter 1999
Total return for the six months ended June 30, 2000

Average Annual Total Return as of December 31, 2000
---------------------------------------------------
                                        Past Year    Since Inception
                                        ---------    ---------------

              Class A Shares             5.78%         5.15%
              Class C shares             5.88%         5.30%
              MM Index*                  5.74%         5.07%

---------------

* The IBC Money Market Fund Report Average TM Government & Agencies Retail ("MM Index") is an unmanaged index consisting of the most broadly based of the government retail funds. These funds can invest in U.S. Treasuries, other U.S. Government obligations and repurchase agreements, whether or not they are backed by U.S. Treasuries and government-backed floating rate notes.

Seven-Day Yield for the period ended 12/31/00 -- Class A, 5.88%; Class C 5.98%. For information on the Fund's current 7-day yield, call 1-800-262-6631.


FEES AND EXPENSES

         This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Fund shareholders do, however, bear indirectly a portion of the Fund's operating expenses.

                                    FEE TABLE

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge                                          None
Maximum deferred sales charge                                           None
Maximum sales charge on reinvested dividends and distributions          None
Redemption fee                                                          None
Exchange fee                                                            None
Maximum account fee                                                     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                 [to be updated]
                                  Money Market
                                                    Class A     Class C


Investment Advisory Fees                            0.05%       0.05%
Distribution (12b -1 Fees)*                         0.10%       0.00%
Other Expenses**                                    0.48%       0.48%
Total Annual Fund Operating Expenses                0.63%       0.53%

---------------

* The Fund has adopted a Rule 12b-1 plan that permits Class A shares to pay portions of its average net assets each year for distribution costs. These fees are an ongoing charge to Class A shares of the Fund and therefore are an indirect expense to Class A shareholders. Over time these fees may cost you more than other types of sales charge.

** "Other Expenses" include such items as custody, transfer agent, legal, administrative, accounting and registration fees.


                                     EXAMPLE
                                [to be updated]
The following table shows how much the Fund's expenses described above could cost you as an investor in the Fund for the illustrated time periods. The example assumes that you initially invested $10,000 in the Fund, that the Fund returns 5% each year, and that its expenses remain at a constant percentage. It also assumes that you reinvest all dividends and distributions in additional shares of the Fund. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.




                                      1 Year               3 Years              5 Years               10 Years
                                      ------               -------              -------               --------
                                Class A   Class C     Class A   Class C     Class A   Class C     Class A   Class C
                                -------   -------     -------   -------     -------   -------     -------   -------

Money Market Fund               $ 64      $ 54        $202      $170        $351      $296        $786      $665



                                   MANAGEMENT

Adviser and Administrator
-------------------------

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser and administrator for the Fund. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus CAMCO manages assets in excess of $2.7 billion.


For its investment advisory services, CAMCO receives fees from the Fund based on the Fund's net assets. For its fiscal years ended September 30, 2001, the Fund paid $________ as fees to CAMCO for these services. Of these amounts, the Adviser and Administrator waived $________ in advisory fees
from  Money  Market  Fund.   CAMCO  also   receives   fees  from  the  Fund  for
administrative services.


Advisory Committee and Consultant
---------------------------------

The Fund's Board of Trustees have appointed an Advisory Committee that consults with the Board regarding the application of SERV's social, ethical and religious values to the investment policies of the Fund and of other SERV funds, and various other philosophical, structural and operational matters concerning SERV and its funds. Advisory Committee members serve without fee but are compensated for expenses of attending SERV-related meetings. The Board has also retained Madison Portfolio Consultants, 400 Madison Avenue, Suite 810, New York, New York 10017, to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding (a) the general design and operation of the Fund and certain other SERV funds, (b) the performance of the investment adviser and other service providers, and (c) economic and other developments relevant to the operation of the SERV funds. Each of the Fund and certain other SERV funds pays Madison a fee for these services.

                         BUYING AND SELLING FUND SHARES

Share Price
-----------

The purchase and redemption price for shares of each class of shares of the Fund is the net asset value (NAV) per share of the particular class that is next determined after your purchase or sale order is received. NAV is generally calculated as of 4:00 p.m. Eastern time, except on days when the Federal Reserve wire system is closed and on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV of a class reflects the aggregate assets of a Fund less the liabilities attributable to that class. Portfolio securities of the Fund are valued based on their amortized cost.

Minimum Investment
------------------

Class A shares -- The minimum initial investment is $200. There is no minimum for subsequent purchases. Minimum for telephone purchase is $1,000.

Class C shares -- The minimum initial aggregate investment in the Funds is $500,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000. The minimum initial telephone purchase is $500,000.


Share Certificates
------------------

The Fund will not issue certificates representing shares.

Telephone Transactions
----------------------

In your investment application, you may authorize the Fund to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions
---------------------

The Fund reserves the right to limit additional purchases by any investor who makes frequent purchases, redemptions or exchanges that the Adviser and Administrator believes might harm the Fund. In general, more than one purchase-sale, or exchange transaction per month may be viewed as excessive.

PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers You may place your order through any dealer authorized to take orders for the Fund. If the order is received by the authorized dealer by 4:00 p.m. Eastern time and transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Capstone SERV Fund, to the Fund's Transfer
Agent:


                  Transfer Agent's Address
                  ------------------------
                  Capstone SERV Fund
                  c/o Declaration Service Company
                  555 North Lane, Suite 6160
                  Conshohocken, PA 19428
                  1-800-695-3208


Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the stockholder's address of record.

Investing By Wire You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

              Fifth Third Bank NA, ABA #042000314
              For:  Declaration Service Company
              Account No. 729-70495
              Further Credit Capstone Social Ethics and Religious Values Fund-Money Market Fund (Insert Name of class)

Note that the wire must include your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Fund's website at www.SERVFunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment
--------------------

After you have opened your  account,  you may make  additional  investments
unless  declined  on  the   application,   by  calling  the  Transfer  Agent  at
1-800-695-3208.



The minimum telephone purchase for Class A shares is $1,000 and the maximum is the greater of $1,000 or five time the NAV of your shares held, for which payment has been received, on the day preceding your order. For Class C shares, the minimum initial telephone purchase is $500,000 and the maximum is the greater of $500,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order. The minimum subsequent investment is $1,000.


Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.


Automated Clearing House ("ACH") Investment
-------------------------------------------

You make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the investment application.



Pre-Authorized Investment
-------------------------

If you hold or are purchasing Class A shares, after opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Pre-Authorized Payment section of the Investment Application.


Tax-Deferred Retirement Plans
-----------------------------

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

REDEEMING FUND SHARES

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers -- You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be the NAV next determined after the order is received. The Fund does not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor -- You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week. The Fund does not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

     o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

     o    you want to transfer ownership of the shares.

Signature Guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Check-Writing
-------------

Check-writing is available to stockholders in the Fund. Checks can be written for a minimum of $20.00 and no maximum per check with a limit of 6 per month. An administrative charge of $20.00 per check will be assessed to an account for checks over the monthly 6 check minimum. Additionally, there will be a $20.00 charge per check on checks returned due to insufficient funds. Printing cost of the checks will be charged to the shareholder account. Note that when an investment in the Fund is made by check, a stockholder may not write checks against that investment until the purchase check has cleared which may take up to 15 business days from the purchase date. An account in the Fund cannot be closed by writing a check because additional shares accrue daily. The Fund and the Trust reserve the right to suspend, terminate or to amend this privilege, or to impose a charge, at any time upon notice to stockholders.



Expedited Redemption
--------------------

If you want to redeem at least $1000 of Fund shares, and have not declined expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Fund's cash reserves. The Fund does not impose a fee for this service, but it (and its service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.


Systematic Withdrawal
---------------------

If you hold Class A shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind
------------------

If you request a redemption in excess of $1 million, the Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays
--------------------------------

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

EXCHANGING FUND SHARES

You may exchange your shares of the Fund for shares of the same class of another SERV fund at a price based on the respective NAVs of the Fund and the other fund. There is no sales charge or other fee. Please obtain and read the information in the SERV prospectus concerning the fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the fund into which you wish to exchange. The fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

     o    mailing your exchange order to the Transfer Agent's address.

     o telephoning 1-800-695-3208. Telephone exchange orders may be placed from 9:30 to 4:00 p.m. Eastern time on any business day. You may decline this option on the Investment Application.


Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes."

                        DIVIDENDS, DISTRIBUTION AND TAXES

Dividends and Distributions
---------------------------

The Fund pays dividends from its net investment income and distributions from any net realized capital gains in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

     o receive income dividends in cash and capital gain distributions in additional Fund shares; or

     o    receive all dividend and capital gain distributions in cash.

The Fund intends to declare dividends of its net investment income daily and to pay these amounts monthly Capital gains, if any, will be paid at least annually, generally in December.

If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions
---------------------------------------------------------

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Fund, as well as on any gain realized when you sell (redeem) or exchange shares of the Fund. If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Fund will let you know each year which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. The Fund would not normally anticipate making long-term capital gain distributions.

Some dividends paid by the Fund may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

                              FINANCIAL HIGHLIGHTS
                                [to be updated]

The following table is intended to help you understand the Fund's financial performance since they commenced operations. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2001 and September 30, 2000 has been audited by Briggs, Bunting & Dougherty, whose report for the year ended September 30, 2001, along with the Fund's financial statements, is included in the Fund's annual report for the fiscal year ended September 30, 2001, which is available on request.



                                                                                 Money Market Fund
                                                                  ----------------------------------------------------
                                                                        Class A                          Class C
                                                                  -----------------------        ---------------------
                                                                   For The       For the         For the      For the
                                                                  Year Ended   Year Ended      Year Ended   Year Ended
                                                                  09/30/2000   09/30/1999      09/30/2000   09/30/1999
                                                                  ----------   ----------      ----------   ----------
Net Asset Value - Beginning of Period                               $1.00        $1.00            $1.00       $1.00
                                                                   -------      -------          -------     -------
Investment Operations:
     Net investment income                                           0.05         0.05             0.06        0.05
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions                  -            -                -           -
                                                                   -------      -------          -------     -------
          Total from investment operations                           0.05         0.05             0.06        0.05
                                                                   -------      -------          -------     -------

Distributions:
     From net investment income                                     (0.05)       (0.05)           (0.06)      (0.05)
     From net realized capital gain                                   -            -                -           -
                                                                   -------      -------          -------     -------
          Total distributions                                       (0.05)       (0.05)           (0.06)      (0.05)
                                                                   -------      -------          -------     -------

Net Asset Value - End of Period                                     $1.00        $0.00            $1.00       $1.00
                                                                   =======      =======          =======     =======

Total Return                                                         5.52%        4.80%            5.64%       4.90%

Ratios of expenses to average net assets:

     before fee waivers                                              0.63%        0.52%            0.53        0.42%
     after fee waivers                                               0.59%        0.36%            0.49%       0.26%

Ratios of net investment income to average net assets:

     before fee waivers                                              5.35%        4.50%            5.45%       4.60%
     after fee waivers                                               5.39%        4.66%            5.49%       4.76%

Portfolio turnover rate                                               N/A          N/A              N/A         N/A
Net assets, end of period                                           $34,379      $14,356       $19,805,092  $23,170,107



    See notes to financial statements.


                           HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

     o the Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

     o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.


You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

     o visiting the SEC's public reference room. (Call 1-202-942-8090 for information or e-mail publicinfo@sec.gov).

     o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     o    visiting the SEC's website -- http://wwww.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-08749.

                           CAPSTONE SOCIAL ETHICS AND
                              RELIGIOUS VALUES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                October 31, 2001


This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for all the Funds and for the Money Market Fund and should be read in conjunction with the Prospectuses. The Statement of Additional Information and the related Prospectuses are all dated October 31, 2001. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. The Prospectuses may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.


                                TABLE OF CONTENTS


            GENERAL INFORMATION........................................
            INVESTMENT RESTRICTIONS....................................
            INVESTMENTS AND INVESTMENT STRATEGIES......................
            PERFORMANCE AND YIELD INFORMATION..........................
            TRUSTEES AND EXECUTIVE OFFICERS............................
            INVESTMENT ADVISORY AGREEMENT..............................
            ADVISORY COMMITTEE AND CONSULTANT..........................
            ADMINISTRATION AGREEMENT...................................
            DISTRIBUTOR................................................
            OTHER SERVICES.............................................
            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........
            PORTFOLIO TRANSACTIONS AND BROKERAGE.......................
            DETERMINATION OF NET ASSET VALUE...........................
            HOW TO BUY AND REDEEM SHARES...............................
            DIVIDENDS AND DISTRIBUTIONS................................
            TAXES......................................................
            OTHER INFORMATION..........................................

                               GENERAL INFORMATION

Capstone Social Ethics and Religious Values Fund ("SERV") is an "open-end diversified management company" registered under the Investment Company Act of 1940 and has nine series ("Funds"). Shares of each Fund have been divided into two classes, including Class A and Class C shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. SERV was organized as a Massachusetts business trust on April 13, 1998.

SERV is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser and Administrator"), which provides investment advisory and administrative services to the Funds. The Adviser and Administrator and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.


                      INVESTMENTS AND INVESTMENT STRATEGIES

About Ratings
-------------

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, except that the Money Market Fund will not hold downgraded securities that do not satisfy the portfolio quality and diversification requirements of federal securities rules applicable to money market funds and no other Fund will hold below-investment grade securities totalling more than 5% of its net assets. However, the Adviser and Administrator will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or another NRSRO may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus.

The Funds (other than the Money Market Fund) may invest in debt securities rated Baa by Moody's or BBB by S&P. Such securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments that is the case with higher grade bonds.

Government Obligations (All Funds)
----------------------------------

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

     o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury

     o the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

     o    the credit of the agency or instrumentality.

Bank Obligations (All Funds)
----------------------------

These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank obligations to dollar-denominated obligations of U.S. or foreign banks rated A or better by Moody's or S&P, that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper (All Funds)
----------------------------

Commercial paper includes short-term unsecured promissory notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must have a remaining maturity of no more than 270 days from the date of purchase by a Fund, and must be rated at least A-1 or P-1 by an NRSRO, or deemed of comparable quality by the Investment Adviser and Administrator. No Fund may invest more than 5% of its total assets in commercial paper of a single issuer.

Corporate Debt Securities (All Funds)
-------------------------------------

Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the particular Fund's quality standards. No Fund will invest in corporate debt securities that, at the time of investment, are rated below BBB by S&P or Baa by Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

Repurchase Agreements (All Funds)
---------------------------------

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. The Adviser and Administrator will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Board of Trustees. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

When-Issued and Delayed Delivery Securities (All Funds)
-------------------------------------------------------

The Funds may purchase securities on a when issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

The Funds may dispose of a commitment prior to settlement if the Adviser and Administrator deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities (All Funds)
-----------------------------------------

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Funds will receive any interest or dividends paid on the loaned securities.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Foreign Securities (All Funds)
------------------------------

The Money Market Fund's investments in securities of non-U.S. issuers will be only in dollar-denominated instruments. The other Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to a Fund concerning unsponsored securities, for which the paying agent is located outside the United States.

The Funds may purchase foreign securities traded in the United States or in foreign markets. The Funds may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and similar securities. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreements for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non-speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is generally determined by several factors, including the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, interest rate movements and other economic and financial conditions, government or central bank intervention, speculation and other factors.

On January 1, 1999, the European Monetary Union (EMU) implemented a new currency union, the Euro. It may not be clear how financial contracts outstanding prior to January 1, 1999 that refer to existing currencies rather than the Euro will be treated, and there may be uncertainties regarding exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political risks, could cause market disruptions during the early years following introduction of the Euro, and could adversely affect the value of securities held by the Funds.

Investments in securities of foreign issuers involve certain costs, and other risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. A Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions
(All Funds, except Money Market Fund and the Managed Portfolios)
----------------------------------------------------------------------

Each Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities that are denominated in foreign currencies. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

A Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Eurodollar and Yankee Dollar Investments (Bond Fund, Short-Term Bond Fund)
--------------------------------------------------------------------------

The Bond Fund and the Short-Term Bond Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. These Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies and Investment Funds (All Funds)
-----------------------------------------------------

Each of the Funds may invest in shares of other open-end or closed-end investment companies. Each of the Managed Portfolios invests solely in shares of other SERV Funds, plus Government securities and short-term paper. The Money Market Fund may invest as much as 100% of its assets in another money market fund, provided that: (1) the Money Market Fund and its affiliates may not, immediately after any such investment, own more than 3% of the outstanding shares of such other money market fund; (2) the Money Market Fund may redeem shares of the other money market fund in an amount no greater than 1% of the other money market fund's total outstanding securities in any 30-day period; and
(3) the Money Market Fund must either vote its shares of the other money market fund proportionally to the votes cast by all other shareholders of that fund or seek voting instructions from its own shareholders. Each of the SERV Funds other than the Managed Portfolios and the Money Market Fund may invest in shares of other investment companies provided that, immediately after any such investment: (1) no more than 5% of the value of the Fund's total assets is invested in the securities of any one investment company; (2) no more than 10% of the value of a Fund's total assets will be invested in the aggregate in share of other investment companies; (3) no more than 3% of the outstanding voting stock of any one other investment company will be owned by a Fund; and (4) no more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds and other funds having the same investment adviser.

Restricted and Illiquid Securities (All Funds)
----------------------------------------------

Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC options, certain investment company securities, and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In particular, the Money Market and International Funds will invest in securities of other investment companies in reliance on provisions of the 1940 Act that limit each Fund's redemptions to no more than 1% of another investment company's total outstanding securities during any period less than 30 days. To the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by a Fund could be deemed to be illiquid and would be subject to the Fund's 15% (10%) limit on illiquid investments.

The Board of Trustees has adopted guidelines and delegated to the Adviser and Administrator the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Options  and  Futures  (All Funds  except  Money  Market  Fund and  Managed
Portfolios)
-----------------------------------------------------------------------------


To the extent consistent with their investment policies, the Funds (other than the Money Market Fund and the three Portfolios) may employ special investment practices as a means of obtaining market exposure to securities without purchasing the securities directly. These practices include the purchase of put and call options on securities and securities indexes.

A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a securities index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying index.

The purchase of put and call options does involve certain risks. Through investment in options, a Fund can profit from favorable movements in the price of an underlying security to a greater extent than if the Fund purchased the security directly. However, if the security does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the security directly. Generally, transactions in securities index options pose the same type of risks as do transactions in securities options.

Subject to certain limits imposed by the Commodity Futures Trading Commission ("CFTC"), a Fund may also (i) invest in securities index futures contracts and options on securities index futures and (ii) engage in margin transactions with respect to such investments. A Fund will use futures as a temporary means of gaining exposure to its particular market prior to making investments of incoming cash in additional securities.

A securities index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a securities index at the beginning and at the end of the contract period. When a Fund enters into a securities index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the securities index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

The Funds' transactions in futures contracts and related options are subject to limits under certain rules of the Commodity Futures Trading Commission ("CFTC"). Under these rules, initial margin deposits and premiums paid by a Fund for such transactions, except those for bona fide hedging purposes, are limited to no more than 5% of the fair market value of the Fund's total assets.

Successful use by a Fund of securities index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when a Fund seeks to purchase or sell a contract. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the prices of securities the Fund wishes to purchase. Successful use of securities index futures contracts and options on such contracts is further dependent on the Adviser and Administrator's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of securities index futures contracts are discussed further in the Statement of Additional Information.

The SEC generally requires that when investment companies, such as the Funds, effect transactions of the foregoing nature, such funds must segregate either cash or readily marketable securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements.

Securities Index Futures and Related Options
(All Funds, except Money Market Fund and Managed Portfolios)
-------------------------------------------------------------------

A Fund may engage in transactions in options on securities and securities indices, and securities index futures and options on such futures as a proxy for investing in underlying securities in accordance with the Fund's investment policies.

A Fund may purchase options on securities indices. A securities index (such as the S&P 500) assigns relative values to the securities included in the index and the index fluctuates with the changes in the market values of the securities so included. Options on securities indices are similar to options on securities except that, rather than giving the purchaser the right to take delivery of the securities at a specified price, an option on a securities index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on securities indices depends on price movements in the stock market generally rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a securities option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Because the value of the securities index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund will realize a gain or loss on the purchase of a put or call option on a securities index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.

A securities index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the securities index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for a premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use of securities index futures contracts and options on such contracts is limited by the fact that the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities in a particular Benchmark may not be perfect.

A Fund will purchase and sell securities futures contracts and will purchase put and call options on securities index contracts only as a means of obtaining market exposure to securities in its Benchmark. A Fund will not engage in transactions in securities index futures contracts or options on such contracts for speculation and will not write options on securities index futures contracts.

When purchasing securities index futures contracts, a Fund will be required to post a small initial margin deposit, held in a segregated account with the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

A Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to securities market movements beyond the exposure of a portfolio that was 100% invested in those securities.

A Fund's transactions in futures and related options are subject to limits under rules of the Commodity Futures Trading Commission ("CFTC"). In accordance with those rules, a Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts, other than contracts entered into for bona fide hedging purposes, as defined by applicable rules of the CFTC, would exceed 5% of the market value of the Fund's total assets.

Securities index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

Positions in securities index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of a Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the option of the Funds' management, the risk that a Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because a Fund will only engage in futures strategies for hedging purposes, the Funds' management does not believe that the Funds will be subject to the risks of substantial loss that may be associated with futures transactions.

Below-Investment Grade Securities (All Funds Except Money Market Fund and Managed Portfolios)
--------------------------------------------------------------------------

Although a Fund may not purchase debt obligations rated below Baa by Moody's or BBB by S&P (or, if unrated, deemed of comparable quality by the Adviser and Administrator), a Fund will not necessarily sell securities whose rating falls below Baa or BBB (or, if unrated, whose quality is deemed by the Adviser and Administrator to be below Baa or BBB). However, a Fund may not hold such downgraded securities in an amount in excess of 5% of its net assets.

Below-investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative with respect to their capacity to pay interest and to repay principal. They generally involve a greater risk of default and have more price volatility than securities in higher rating categories. The risk of default can increase with changes in the financial condition of the issuer or with changes in the U.S. economy, such as a recession.

                             INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their socially acceptable investment policies. In addition, the Funds have adopted the following investment restrictions which are fundamental policies of each of the Funds (except as otherwise noted) and may not be changed with respect to a Fund without approval by vote of a majority of the outstanding shares of the particular Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the particular Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

Each of the Funds has elected to be qualified as a diversified series of SERV.

A Fund may not:

   1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

   2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

   3. concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time except that: (1) the Money Market Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks(excluding their foreign branches) and in government securities, as that term is defined in the Investment Company Act of 1940 and in relevant rules and regulatory interpretations thereunder, as amended from time to time, and the Money Market Fund will concentrate its investments in investment companies; and (2) each of the Managed Portfolios will, under normal market conditions, concentrate its investments in investment companies.


   4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

   5. purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

   6. purchase   physical   commodities   or  contracts   relating  to  physical
      commodities;

   7. make loans to other persons, except (i) loans of portfolio securities, and
      (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

With respect to senior securities, borrowing and concentrating investments, the Investment Company Act of 1940, as amended, and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies ("funds"), such as the Funds, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. Funds are, however, permitted to issue separate series of shares (the Funds are series of SERV) and to divide those series into separate classes (Class A and Class C are such separate classes.) The Funds have no intention to issue senior securities, except that SERV may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, a fund is permitted to borrow from a bank provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the fund. The Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of the total assets of the issuer at the time when the loan is made. (A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a fund "covers" the agreements by establishing and maintaining segregated accounts, subject, however to the 300% asset coverage requirement. The Funds presently do not intend to borrow except when advisable to satisfy redemptions and a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a fund's assets in any one industry represents concentration.

The portfolio securities of a Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of each of the Funds is not expected to exceed 30%.

                        PERFORMANCE AND YIELD INFORMATION

SERV may from time to time include figures indicating a Fund's yield, total return or average annual total return in advertisements or reports to shareholders or prospective investors.

Large Cap Equity Fund, Small Cap Equity Fund, and International Fund, Conservative Income Fund, Conservative Income and Growth Fund and Moderate Growth Fund: The Funds may from time to time include figures indicating total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.


Money Market Fund, Short-Term Bond Fund and Bond Fund: Quotations of a Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to stockholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of a Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by a Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of a Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return, yield and effective yield follows.

The Money Market Fund

Quotations of yield for each class of shares of Money Market Fund that may be included in advertisements, sales literature or shareholder reports from time to time are calculated in the following manner:

The current yield is the net annualized yield based on a specified 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent.

The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in shares of a particular class of a Fund of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                 Effective Yield = [(Base Period Return + 1)365/7]-1.


                        [To Be Updated}
As of September 30, 2001, the current yield and effective yield, respectively, for each class of shares of the Money Market Fund were: Class A shares, 5.95% and 6.13%; Class C shares, 6.05% and 6.23%.


As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

In connection with communicating its current yield and effective yield to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Other Funds

Quotations of yield for each class of shares of a Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

The 30-day yield and effective yield, respectively, for the period ended September 30, 2001 was as follows:

Class A shares:  Short-Term Bond Fund, ________;and __________,
Bond Fund, _______ and ________].

Class C shares:  Short-Term Bond Fund, _________;and _________;
Bond Fund, ________ and __________.



Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

          Where P.....=     a hypothetical initial payment of $1,000,
                T.....=     the average annual total return,
                n.....=     the number of years, and
                ERV...=     the ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

                               MANAGEMENT OF SERV

Trustees and Executive Officers

The Trustees are responsible for the overall management and supervision of SERV and to perform the functions of Trustees under SERV's Declaration of Trust, its principal governing document, as amended from time to time. The Trustees, while retaining overall supervisory responsibility, have delegated day-to-day operating responsibilities to Capstone Asset Management Company, the Adviser and Administrator; Fifth Third Bank of Cincinnati, Ohio, the custodian; and Declaration Services Company, which acts as fund accounting, transfer and shareholder servicing agent.

SERV's Trustees and executive officers are listed below:


BERNARD  J.   VAUGHAN   (72),   Trustee.   200  N.   Wynnewood   Ave,   Apt
A-112,Wynnewood, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

JAMES F. LEARY (71), Trustee. Managing Director of Benefit Capital South West, Inc., 14800 Quorum Drive, Dallas, Texas 75420, Financial Consulting; Search Financial Services (1995-1998). Director of: other Capstone Funds; Associated Materials, Inc. (siding and industrial cable manufacturer); MESBIC Ventures, Inc. (minority enterprise small business investment company); Prospect Street High Income Fund (closed-end mutual fund).

JOHN R. PARKER (55), Trustee. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

*EDWARD L. JAROSKI (54), Trustee and President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Director/Trustee and Officer of other Capstone Funds.

DAN E. WATSON (52), Executive Vice President. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board (since 1992) and Director of
Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

LINDA G. GIUFFRE (39), Secretary/Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President and Secretary and Treasurer of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Planning Company; Officer of other Capstone Funds.


---------------
* Mr. Jaroski is an "interested person" of SERV, as defined in the Investment Company Act of 1940.



The  trustees and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Trustee serves as a director or trustee on the Board of three other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $6,000. The lead Director is paid an additional $2,000 annually. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. [All fees received by the Directors/Trustees are allocated among the funds based on net assets.] The Directors/Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended September 30, 2001, SERV paid or accrued for the account of its officers and trustees, as a group for services and expenses in all capacities, a total of $_______.


The following table represents the compensation received by the independent Directors/Trustees during fiscal 2001 from the Capstone Funds complex.


                               Compensation Table [To Be Updated]


                                     Aggregate              Pension or         Estimated Annual       Total Compensation From
                                   Compensation         Retirement Benefits     Benefits Upon       Registrant and Fund Complex
Name of Person, Position         From Registrant(1)   Accrued As Part of Fund    Retirement             Paid to Trustees
------------------------         ------------------   -----------------------  ----------------      ---------------------------


James F. Leary, Trustee             $12,771 (4)                 $0                    $0                  $16,000 (1)(2)(3)

John R. Parker, Trustee             $12,771 (4)                 $0                    $0                  $16,000 (1)(2)(3)

Bernard J. Vaughan, Trustee         $14,329 (4)                 $0                    $0                  $18,000 (1)(2)(3)

---------------

     (1) SERV does not pay  deferred  compensation.
     (2) Director of Capstone Growth Fund, Inc.; Trustee of Capstone Social Ethics and Religious Values Fund, and Trustee of Capstone International Series Trust.
     (3) Fund Complex includes 11 funds.
     (4) Compensation received by independent Directors/Trustees is allocated among the Capstone Complex of Mutual Funds based on net assets.


Adviser and Administrator

Pursuant to the terms of investment advisory agreements dated October 31, 2001 with respect to the Managed Portfolios and October 1, 1998, for the other
Funds (the "Advisory Agreements"), SERV employs Capstone Asset Management Company (the"Adviser and Administrator") to furnish investment advisory services. The Adviser and Administrator was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. The Adviser and Administrator is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser and Administrator provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to four registered investment companies. The Adviser and Administrator manages assets in excess of $2.7 billion.

Each Advisory Agreement provides that the Adviser and Administrator shall have full discretion to manage the assets of the Funds in accordance with their investment objectives and policies and the terms of the Declaration of Trust. The Adviser and Administrator is authorized, with the consent of the Trustees, to engage sub-advisers for the Funds. The Adviser and Administrator has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the Trustees to designate particular broker-dealers for this purpose. The Adviser and Administrator will vote proxies on portfolio securities of the Funds, subject to any guidelines that may be established by the Trustees. Each Advisory Agreement provides that the Adviser and Administrator will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and the Adviser and Administrator shall not be liable for the acts of third parties. Each Advisory Agreement provides that it may be terminated at any time without penalty on sixty days' notice by either party.

For its services, the Adviser and Administrator receives investment advisory fees monthly, in arrears, from each Fund at the following annual rates. The indicated rates for each of the Money Market Fund and Managed Portfolio Series is based on the average daily net assets of the particular Fund. The fee rates indicated for the other five Funds are applied to the aggregate average daily net assets of those Funds, as a group, and the resulting total fees are pro rated among those Funds based on their relative net assets.



                                             Annual Fee rate as a percentage
     Name of Fund                              of average daily net assets
     ------------                            -------------------------------
     Money Market Fund                         0.10%

     Aggregate assets of Short-Term            0.15% of the first $500 million
     Bond Fund, Bond Fund, Large Cap           0.10% of the next $250 million
     Equity Fund, Small Cap Equity             0.075% of the next $250 million
     Fund, International Fund                  0.05% of assets over $1 billion

     Aggregate assets of                       0.125% of the first $500 million
     Conservative Income Fund,                 0.10% of assets over$500 million
     Conservative Income and Growth
     Fund, Moderate Growth Fund


For the Trust's fiscal year ended September 30, 2001, each Fund(other than the Managed Portfolios which commenced operations October 31, 2001) paid the following investment advisory fees: Money Market Fund - $_______; Short- Term Bond Fund - $_______; Bond Fund - $_________; Large Cap Equity Fund - $_______; Small Cap Equity Fund - $_________; and International Fund - $__________. These fees were allocated to each class of shares based on their relative asset values. Of these amounts, the Adviser and Administrator waived $_______in advisory fees from Money Market Fund.

Pursuant to each Advisory Agreement, the Adviser and Administrator pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of SERV (including SERV's share of payroll taxes), except expenses of travel to attend meetings of SERV's Board of Trustees or committees or advisers to the Board. The Adviser and Administrator also agrees to make available, without expense to SERV, the services of its directors, officers and employees who serve as officers of SERV.

Each Advisory Agreement provides that the Adviser and Administrator shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser and Administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement and the Adviser and Administrator shall not be liable for the acts of third parties.

Each Advisory Agreement will remain in effect for an initial two year period and thereafter from year to year provided its renewal in each case and as to each Fund is specifically approved (a) by SERV's Board of Trustees or, as to each Fund, by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated (a) at any time without penalty by SERV upon the vote of a majority of the Trustees or, as to a Fund, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the Adviser and Administrator or (b) by the Adviser and Administrator at any time without penalty, upon 90 days' written notice to SERV. Each Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


Advisory Committee and Consultant
---------------------------------

The Board of Trustees has appointed an advisory committee ("Advisory Committee") to consult with and make recommendations to the Trustees regarding the application of social, ethical and religious values principles in selecting investments for the Funds, as well as on other matters regarding the structure, philosophy and operations of the Funds. Members of the Advisory Committee are not compensated for their services, although they will be reimbursed by the Trust for expenses of attendance at Trust-related meetings. The Advisory Committee consists of members selected by the Board of Trustees on the basis of their qualifications to provide this type of advice to the Board. Additionally, the Board has retained Madison Portfolio Consultants, 400 Madison Avenue, Suite 810, New York, New York, 10017 ("Madison") to serve as an independent source of expertise and education for any Advisory Committee and for the Board regarding
(a) the general design and operation of the Funds other than the Managed Portfolios, (b) the performance of the Adviser and Administrator and of other service providers to the Funds other than the Managed Portfolio Series and
(c) economic and other developments relevant to the operations of the Funds other than the Managed Portfolio Series. Neither the Board of Trustees nor the Adviser and Administrator are obliged to accept the recommendations of any Advisory Committee or Madison. For its services, Madison receives a fee (subject to an annual minimum of $50,000) based on the aggregate net assets of SERV excluding the assets of Conservative Income Fund, Conservative Income and Growth Fund and Moderate Growth Fund payable quarterly at an annual rate equal to .025% of the Funds' average daily net assets up to $200,000,000, .01% of the next $200,000,000 of such assets, .005% of the next $600,000,000 of such assets, and an amount to be negotiated for assets in excess of $1 billion. For the fiscal year ended September 30, 2001, the Funds paid Madison the following fees: Money Market Fund - $____; Short-Term Bond Fund - $_____; Bond Fund - $_____; Large Cap Equity Fund - $_____; Small Cap Equity Fund - $______; and International Fund - $_______.


Administration Agreement
------------------------

Pursuant to an Administration  Agreement dated October 1, 1998 between SERV and Capstone Asset Management Company, the Adviser and Administrator supervises all aspects of the Funds' operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Adviser and Administrator. For these services, the Funds will pay to the Adviser and Administrator a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.05% of each Fund's average net assets. For the fiscal year ended September 30, 2001, the Funds paid the following administration fees:
Money Market Fund - [to be updated]; Short-Term Bond Fund - $_______; Bond Fund -$______]; Large Cap Equity Fund - $_________;Small Cap Equity Fund - $_______; and International Fund - $_______.The Managed Portfolios commenced operations on October 31, 2001 these paid no administration fees during the fiscal year ended September 30, 2001.

The Administration Agreement will remain in effect for an initial two-year period and will continue thereafter until terminated by either party.

Code of Ethics
--------------

SERV, the Adviser and Administrator, and the Distributor have adopted a code of ethics that permits personnel who are subject to the code to trade in securities, including securities that may be purchased by a Fund.

Distributor
-----------

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with SERV dated October 1, 1998 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by SERV) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President of SERV and is a Director and President of the Adviser and Administrator and the Distributor. Some other officers of SERV are also officers of the Adviser and Administrator, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case as to each Fund (a) by SERV's Board of Trustees or, with respect to a Fund, by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

SERV has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Funds' Class A shares which permits Class A shares of each Fund to compensate the Distributor for its services in connection with the distribution of its Class A shares and provision of certain services to Class A shareholders. These services include, but are not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes Class A shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Class A investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.10% of the average net assets of Class A shares of the Money Market Fund and 0.25% of the average net assets of Class A shares of each of the other Funds. Subject to these limits, the Distributor may reallow to Service Organizations (which may include the Distributor itself)) amounts at an annual rate up to 0.10% for Money Market Fund and up to 0.25% for each other Fund based on the average net asset value of shares held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis. During the fiscal year ended September 30, 2001, the Funds paid the following fees under the Plan: Money Market Fund - $________; Short-Term Bond Fund -$_______; Bond Fund - $________; Large Cap
Equity  Fund - $________;  Small Cap Equity  Fund -$________;  and
International Fund - $_______. The Managed Portfolio Series had not yet commenced operations as of September 30, 2001.


Rule 12b-1 requires that SERV's Plan and related agreements have been approved by a vote of SERV's Board of and by a vote of the Trustees who are not "interested persons" of SERV as defined under Trustees, the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Plan Trustees. In determining whether to adopt or continue the Plan, the Trustees must request and evaluate information they believe is necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Funds and their Class A shareholders. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders of Class A shares of each affected Fund, but otherwise, the Plan may be amended by the Trustees, including a majority of the Plan Trustees.

As required by Rule 12b-1, the Trustees will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or, as to a Fund, by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested Trustees for SERV is committed to the discretion of the Trustees who are not "interested persons" as defined under the 1940 Act.

The following table concerns compensation paid by each Fund to the Distributor during the fiscal year ended September 30, 2001.

                                                               Amount Paid
                           Total 12b-1   Amount Retained         to Other
Name of Fund                Fees Paid       by CAPCO       Service Organizations
-------------              -----------   ---------------   ---------------------

Money Market Fund*           [to be updated] [to be updated] [to be updated]

Short-Term Bond Fund*        [to be updated] [to be updated] [to be updated]

Bond Fund*                   [to be updated] [to be updated] [to be updated]

Large Cap Equity Fund*       [to be updated] [to be updated] [to be updated]

Small Cap Equity Fund*       [to be updated] [to be updated] [to be updated]

International Fund*          [to be updated] [to be updated] [to be updated]



Other Services
--------------

Under the Administration Agreement, SERV bears the cost of the Funds' accounting services, which includes maintaining the financial books and records of the Funds and calculating daily net asset value. Declaration Service Company, of Conshohocken, Pennsylvania, performs accounting, bookkeeping and pricing services for SERV. For these services, Declaration Service Company receives a monthly fee from SERV. During the fiscal year ended September 30, 2001, the Funds paid the following fees to Declaration Service Company for accounting and pricing services: Money Market Fund - $______; Short-Term Bond Fund - $_______]; Bond Fund - $_________; Large Cap Equity Fund - $_________; Small Cap Equity Fund -$_________; and International Fund - $_________. Declaration Services Company received the following fees for transfer agency services: Money Market Fund - $________; Short-Term Bond Fund - $________; Bond Fund: - $________;
Large Cap Equity Fund - $________; Small Cap Equity Fund - $________; and International Fund - $________. As of September 30, 2001, the Managed Portfolios had not commenced operations.

Expenses
--------

SERV pays all of its expenses not borne by the Adviser and Administrator pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to SERV, (vii) the cost of reports and notices to shareholders, and (viii) fees to Trustees and salaries of any officers or employees who are not affiliated with the Adviser and Administrator, if any.

Each Fund's expenses and expenses of each class of shares are accrued daily and are deducted from total income before dividends are paid. SERV expenses are generally allocated among the Funds based on their respective net asset values. Fund expenses, as well as a Fund's share of SERV expenses, are generally allocated between classes based on their respective net asset values, except that Class A expenses pursuant the Service and Distribution Plan are borne only by Class A shares and the Trustees may determine that other expenses are specific to a particular class and should be borne by that class alone.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information concerning each person who, to the knowledge of the Board of Directors, owned of record more than five percent of the Fund's common stock as of August 9, 2001.

                                Money Market Fund
                                -----------------

Class A
-------

         Registration                                   Percent Owned
         ------------                                   -------------

        Gulf States Conference                               20.73%
        of Seventh Day Adventists Endowment
        6450 Atlanta Highway
        Montgomery, AL  36124-0249

        Robert Kloosterhuis                                  14.70%
        3609 Turbridge Drive
        Burtonsville, MD  20866

        W. Dean Rogers &                                     13.47%
        Linda Kay Rogers Jt Ten
        1513 Rainbow Drive
        Silver Spring, MD  20905

        Loraine T. Borokowsky and George Borokowsky          13.38%
        255 Carlton Road
        Millington, NJ  07946

        Allan R. Olsen                                        8.85%
        991 Wood Avenue
        Geneva, IL  60134

        James D. Sidey                                        5.58%
        4928 Shorewood Drive
        Dunkirk, NY  14048

        Andrei Mikhailenko &                                  5.34%
        Teresa Mikhailenko Jt Ten
        1121 University Blvd. West
        Silver Spring, MD  20902

Class C
-------

        General Conference of Seventh-day Adventists         87.88%
        Investment Department
        12501 Old Columbia Pike
        Silver Spring, MD  20904-8600


                              Short-Term Bond Fund
                              --------------------

Class A
-------
        The Samaritan Global                                 81.14%
        Attn: Edward Owens
        33 West Higgins Road, Suite 3010
        South Barrington, IL  60010-9354

        Gulf States Conference                               10.95%
        of Seventh-Day Adventists Endowment
        6450 Atlanta Highway
        Montgomery, AL  36124-0249

        Jose R. Lizardo &                                     6.44%
        Candida R. Lizardo Jt. Ten.
        15131 S. Waterford Drive
        Davie, FL  33331

Class C
-------

        General Converence of Seventh-day Adventists         25.39%
        Inter-American Division
        P.O. Box 140760
        Miami, FL  33114

        General Conference Corp of SDA                       22.59%
        Inter-American Division
        760 Ponnce de Leon Blvd
        Coral Gables, FL  33134-0760

        General Conference Corporation of Seventh-Day        21.31%
        Adventists - South American Division
        12501 Old Columbia Pike
        Silver Spring, MD  20904

        Adventist Health                                     12.63%
        Non-Profit Religious Corporation
        2100 Douglas Boulevard
        Roseville, CA  95661

        General Conference Corp. - Hospital Medical           7.58%
        General Conf. of Seventh-day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600


                                    Bond Fund
                                   ---------

Class A
-------

        Valic Trust Company as Cust                          93.44%
        FBO Adventist Retirement Plan
        2929 Allen Parkway A7-30
        Houston, TX  77019

Class C
-------

        General Conference Corp. - Hospital Retirement       30.03%
        General Conf. of Seventh-Day Adv.
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        General Conference Corp. - Hospital Medical          23.94%
        General Conf. of Seventh-Day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        General Conference Corp. of SDA                      18.89%
        General Conference of Seventh-Day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        General Conference Corporation of Seventh-Day         7.52%
        Adventists - South American Division
        12501 Old Columbia Pike
        Silver Spring, MD  20904

        General Conference Corp. of Seventh-Day Adventists    6.75%
        GC Corp-Plant Fund
        12501 Old Columbia Pike
        Silver Spring, MD  20904

        General Conference Corp. -                            6.19%
        General Retirement Health Care
        General Conference of Seventh-Day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904


                              Large Cap Equity Fund

Class A
-------

        VALIC Trust Company as Cust.                         95.16%
        FBO Adventist Reitrement Plan
        2929 Allen Parkway A7-30
        Houston, TX  77109

Class C
-------

        General Conference Corp. - Hospital Retirement       53.23%
        General Conf. of Seventh-Day Adv.
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        General Conference Corp. of Seventh-Day Adventists   13.28%
        Hospital Medical
        12501 Old Columbia Pike
        Silver Spring, MD  20904

        Loma Linda University - 99GRW Account                 6.29%
        Foundation Administration
        1145 Anderson St., Suite 203
        Loma Linda, CA  92350

        Loma Linda University - Growth Stock Pool             5.69%
        Foundation Administration
        1145 Anderson Street, Suite 203
        Loma Linda, CA  92350

        Adventist Health System Malpractice Trust             5.48%
        P.O. Box 92956
        Chicago, IL  60675



                              Small Cap Equity Fund
                             ---------------------

Class A
-------

        VALIC Trust Company as Cust.                        88.09%
        FBO Adventist Retirement Plan
        2929 Allen Parkway A7-30
        Houston, TX  77019

        Mac & Co. A/C AQTF8768112                            10.22%
        Mutual Fund Operations
        P.O. Box 3198
        Pittsburgh, PA  15230-3198

Class C
-------

        General Conference Corp. - Hospital Retirement       39.64%
        General Conf. of Seventh-day Adv.
        12501 Old Columbia Pike
        Silver Spring, MD  209040-6600

        General Conference Corp. of SDA                      17.12%
        General Conference of Seventh-day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        Loma Linda University - 99GRW Account                15.46%
        Foundation Administration
        1145 Anderson St., Suite 203
        Loma Linda, CA  92350

        General Conference Corp. - Hospital Medical          13.70%
        General Conf. of Seventh-day Adventists
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600


                               International Fund
                               ------------------

Class A
-------

        VALIC Retirement Company as Cust.                    97.80%
        FBO Adventist Retirement Plan
        2929 Allen Parkway A7-30
        Houston, TX  77019

Class C
-------

        General Conference Corp. - Hospital Retirement       69.90%
        General Conf. of Seventh-day Adv.
        12501 Old Columbia Pike
        Silver Spring, MD  20904-6600

        General Conference Corp. of SDA                      13.39%
        General Conference of Seventh-day Adventists
        12501 Columbia Pike
        Silver Spring, MD  20904-6600




                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and Administrator is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser and Administrator to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser and Administrator seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser and Administrator considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Funds or the Adviser and Administrator. In addition, the Adviser and Administrator may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser and Administrator determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser and Administrator's overall responsibilities to the Fund and the Adviser and Administrator's other clients. Such research services must provide lawful and appropriate assistance to the Adviser and Administrator in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The Adviser and Administrator places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser and Administrator in servicing all of its accounts; not all of such services may be used by the Adviser and Administrator in connection with the Fund. The Adviser and Administrator has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including the Funds. This research may be used in providing service to accounts for which the Adviser and Administrator does not exercise discretion. Research received with respect to the latter accounts although not by a specific arrangement may also be used by the Adviser and Administrator in providing service to other accounts, including the Funds. In the opinion of the Adviser and Administrator, the benefits from research services to each of the accounts (including the Funds) managed by the Adviser and Administrator cannot be measured separately.


During the fiscal year ended September 30, 2001 the Funds incurred brokerage commissions as follows:

                          Brokerage Commissions       Percentage of the Fund's
                                Incurred                 Average Net Assets
                          ---------------------       ------------------------

Large Cap Equity           [to be updated]              [to be updated]
Small Cap Equity           [to be updated]              [to be updated]
International Equity       [to be updated]              [to be updated]

Securities transactions effected through brokers who furnished the Fund with statistical, research and advisory services are as follows:

                                                     Percentage of the Aggregate     Commissions Paid
                                                     Dollar Amount of Transactions   By The Fund on
                         Transaction Amount          Executed with a Commission      These Trades
                         ------------------          -----------------------------   -----------------

Large Cap Equity           [to be updated]                 [to be updated]              [to be updated]
Small Cap Equity           [to be updated]                 [to be updated]              [to be updated]

The Fund also executed trades in the following amounts in which a "mark-up" (the Dealers' profit) was included in the price of the securities as follows:

Large Cap Equity          [to be updated]
Small Cap Equity          [to be updated]
Bond                      [to be updated]
Short-Term Bond           [to be updated]

During the fiscal years ended October 31, 1999 the Funds paid the following in brokerage commissions on portfolio trades:

Large Cap Equity         [to be updated]
Small Cap Equity         [to be updated]
International Equity     [to be updated]


The Adviser and Administrator seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser and Administrator are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser and Administrator may consider sales of shares of the Funds as a factor in the selection of dealers to execute portfolio transactions for the Funds.

Personal Trading Policies
-------------------------

The Funds, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Money Market Fund
-----------------

The valuation of the Money Market Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. The converse would apply in a period of rising interest rates. Other securities and assets for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. The Trustees review the valuation of the Fund's securities through receipt of regular reports from the Adviser and Administrator at each regular Trustees' meeting.

The Other Funds
---------------

The net asset value of each of the other Funds' shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Trustees. Shares of other investment companies held by a Fund are valued at their reported net asset value on the valuation day.

Debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Trustees. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.

                          HOW TO BUY AND REDEEM SHARES

Shares of each Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to a Fund's net asset value. After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases of Class A shares must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. The minimum initial aggregate investment in the Funds for Class C shares is $500,000, with a $1,000 minimum required for subsequent purchases, except for that Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum investment is $5,000. No stock certificates representing shares purchased will be issued. SERV's management reserves the right to reject any purchase order if, in its opinion, it is in SERV's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser and Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a stockholder for shares of a Fund or the amount that the Funds will receive from such sale.

Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Social Ethics and Religious Values Fund, c/o Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. In addition, certain expedited redemption methods are available.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). The Money Market Fund intends to declare such amounts as dividends daily and to pay such amounts as dividends monthly. The other Funds intend to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the particular Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Except with respect to the Money Market Fund, any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

                                      TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

SERV is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each of the Funds qualifies as a regulated investment company for purposes of Massachusetts law.

Market Discount
---------------

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or
(ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount
-----------------------

Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts
--------------------------------------

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales
------------------

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Currency Fluctuations - Section 988 Gains or Losses
---------------------------------------------------

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Passive Foreign Investment Companies
------------------------------------

The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Distributions
-------------

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares
---------------------

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding
------------------

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Special Issues Concerning the Managed Portfolio Series
------------------------------------------------------

The Managed Portfolios invest in shares of other SERV Funds ("Underlying Funds"). Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to the Managed Portfolios that invest in that Underlying Fund. Distributions of the excess of Underlying Fund's net long-term capital gain over its net short-term capital loss, that are properly designated at "capital gain dividends," are reported as long-term capital gain by a Managed Portfolio which invests in that Underlying Fund, regardless of how long the Managed Portfolio has held the Underlying Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Managed Portfolio of shares of an Underlying Fund, the Managed Portfolio generally will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Managed Portfolios holding period for the Underlying Fund's shares. The Managed Portfolios will not be eligible to elect to "pass through" to their shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund.

Other Taxation
--------------

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

SERV is organized as a Massachusetts business trust and, under current law, neither SERV nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

                                OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants. The financial statements and notes, including the investment portfolio of each Fund, together with the Report of Independent Accountants in the Funds' most recent annual report are incorporated by reference in this Statement of Additional Information.

Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent accountants for SERV, performs annual audits of each Fund's financial statements.

Legal Counsel.  Dechert, 1775 Eye Street,  N.W.,  Washington,  DC
20006, is legal counsel to SERV.

              CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
                                OTHER INFORMATION
                (PART C TO REGISTRATION STATEMENT NO. 333-49995)


Item 23. Exhibits

               *a   Copy of Declaration of Trust dated April 13, 1998.

              **b   Copy of by-laws.

                c   None.

               *d(1)Copy  of  Investment  Advisory  Agreement  between  Capstone
                    Social Ethics and Religious Values Fund on behalf of Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Fund, Money Market Fund, Short-Term Bond Fund and Bond Fund and Capstone Asset Management Company.

               d(2) Copy  of  Investment  Advisory  Agreement  between  Capstone
                    Social Ethics and Religious Values Fund on behalf of Conservative Income Fund, Conservative Income and Growth Fund and Moderate Growth Fund and Capstone Asset Management Company as filed herewith.

               *e(1)Copy of General  Distribution  Agreement  between Capstone
                    Social Ethics and Religious Values Fund and Capstone Asset Planning Company.

               *e(2)Copy of Selling Group Agreement/Service Agreement.

                f   None.

              **g   Form  of  proposed Custodian   Agreement  between  Capstone
                    Social Ethics and Religious Values Fund and Fifth Third Bank as amended as filed herewith.

              **h(1)Form of proposed Consulting Services Agreement with Madison
                    Portfolio Consultants, Inc.

               *h(2)Copy of Administration Agreement between Capstone Social
                    Ethics and Religious Values Fund and Capstone Asset Management Company.

              **h(3)Form of proposed Shareholder Services Agreement between
                    Capstone Social Ethics and Religious Values Fund and Declaration Service Company.

                i   Opinion of Dechert Price & Rhoads.

           **j(1) Power of Attorney of Messrs. Bernard J. Vaughan, James F. Leary and John R. Parker.

             j(2)   Consent of Auditors, Briggs, Bunting & Dougherty.

                k   None.

                l   None.

              **m   Service and Distribution Plan as amended as filed herewith.

             ***n   Multi Class Plan pursuant to Rule 18f-3.

                p   Code of Ethics

                0   Rule 18f-3 Plan as filed herewith.


-------------------------
  *  Filed with initial registration statement.
 **  Filed with Pre-Effective Amendment No. 1.
***  Filed with Pre-Effective Amendment No. 2.

Item 24. Persons Controlled by or under Common Control with Registrant

         Registrant does not control and is not under common control with any person.

Item 25. Indemnification

         The Declaration of Trust of the Registrant includes the following:

         Section 4.3 Mandatory Indemnification.

                      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                          (i) every person who is, or has been, a Trustee or officer of SERV shall be indemnified by SERV to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                          (ii) the   words   "claim,"   "action,"   "suit,"   or
                               "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                      (b) No  indemnification  shall be provided  hereunder to a
                          Trustee or officer:

                           (i) against any liability to SERV, a Series  thereof,
                               or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                         (ii) with respect to any matter as to which he shal have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of SERV;

                        (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                               (a) by the court or other body approving the settlement or other disposition; or

                               (b) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                              (c) The rights of indemnification herein provided may be insured against by policies maintained by SERV, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of SERV other than Trustees and officers may be entitled by contract or otherwise under law.

                              (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by SERV prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
                                   Section 4.3, provided that 1either:

                                     (i)  such   undertaking  is  secured  by  a
                                          surety bond or some other  appropriate
                                          security provided by the recipient, or
                                          SERV shall be insured  against  losses
                                          arising out of any such advances; or

                                    (ii)  a   majority   of  the   Disinterested
                                          Trustees    acting   on   the   matter
                                          (provided   that  a  majority  of  the
                                          Disinterested   Trustees  act  on  the
                                          matter)   or  an   independent   legal
                                          counsel  in a  written  opinion  shall
                                          determine,  based  upon  a  review  of
                                          readily available facts (as opposed to
                                          a full trial-type inquiry), that there
                                          is   reason   to   believe   that  the
                                          recipient  ultimately  will  be  found
                                          entitled to indemnification.

     As used in this  Section 4.3, a  "Disinterested  Trustee" is one who is not
(i) an Interested Person of SERV (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26. Business and Other Connections of Investment Adviser

         The investment adviser of the Registrant is also the investment adviser and/or administrator of two other investment companies: Capstone Growth Fund, Inc. and Capstone Christian Values Fund. Such adviser also manages private accounts. For further information, see "Directors and Officers" in Part B. hereof.

Item 27. Principal Underwriters

         (a)  The  principal  underwriter  of  the  Registrant,  Capstone  Asset
Planning Company, also acts as principal underwriter for Capstone Growth Fund, Inc. and Capstone Christian Values Fund.

         (b)
Name and Principal        Positions and Offices        Positions and Offices
Business Address*            with Underwriter          with Registrant


Dan E. Watson             Chairman of the Board and    Executive Vice
                          Director                     President


Edward L. Jaroski         President and Director       President

Leticia N. Jaroski        Vice President                       --



Linda G. Giuffre          Vice President, Secretary    Secretary/Treasurer
                          and Treasurer

-------------
* 5847 San Felipe, Suite 4100, Houston, Texas  77057


Item 28. Location of Accounts and Records

         Capstone Asset Management Company, the investment adviser and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057; The Fifth Third Bank, the Registrant's custodian, 38 Fountain Square,
Cincinnati, Ohio 45263; and Declaration Service Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428, the Registrant's shareholder service agent, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 29. Management Services

         Not applicable.


Item 30. Undertakings

         N/A

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Post-Effective Amendment No. 4 satisfies the requirements for filing pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, and State of Texas on the 17th day of August, 2001.


                                CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
                                    Registrant


                                By: Edward L. Jaroski
                                    ------------------------
                                    Edward L. Jaroski



     Pursuant to the requirements of the Securities Act of 1993, this Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                               Date
---------                     -----                               ----



-------------------------    Trustee                          August 17, 2001
*Bernard J. Vaughan


-------------------------    Trustee                          August 17, 2001
*James F. Leary


-------------------------    Trustee                          August 17, 2001
*John R. Parker


Edward L. Jaroski            President                        August 17, 2001
-------------------------    (Principal Executive Officer)
Edward L. Jaroski


Linda Giuffre                Secretary/Treasurer
--------------------------   (Principal Financial &           August 17, 2001
Linda Giuffre                Accounting Officer)




 By: Edward L. Jaroski
     --------------------------------
    *Edward L. Jaroski, Attorney In Fact